                                                            OMB APPROVAL
                                                     --------------------------
                                                     OMB Number:      3235-0059
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                                                     hours per response......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                               JANUS ASPEN SERIES
                         File Nos. 33-63212 and 811-7736
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3) Filing Party:

--------------------------------------------------------------------------------
    4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

FOR SHAREHOLDERS OF ONE OR MORE OF THE SERIES OF JANUS ASPEN SERIES (THE
"TRUST")

DEAR SHAREHOLDER:

     Your Fund's Board of Trustees is requesting your vote on several proposals regarding your Janus Fund that will be presented to shareholders at a Special Meeting of Shareholders to be held November 22, 2005. We encourage you to read the Questions and Answers section at the beginning of the enclosed proxy statement as well as the entire proxy statement, which describes each of the proposals. A summary of the proposals is as follows:

     1. For the Trust, to elect nine Trustees, including eight "independent" candidates.

     2. For shareholders of Flexible Bond Portfolio only, to approve the removal of a fundamental policy in the Fund's 80% investment policy regarding income-producing securities.

     3. To approve amendments to the Trust's Amended and Restated Trust Instrument.

     4. For shareholders of each Fund (except Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio and Small Company Value Portfolio), to approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC ("JCM") to conform to prevailing industry practice.

     5. For shareholders of each of Mid Cap Value Portfolio, Risk-Managed Core Portfolio and Worldwide Growth Portfolio, to approve a new investment advisory agreement between the Fund and JCM to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     6. For shareholders of Risk-Managed Core Portfolio only, to approve a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH") to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     As noted above, shareholders of each Fund referred to in number 5 above will be asked to approve a change to the Fund's investment advisory fee structure from a fixed-rate fee to a fee that varies based on the Fund's performance relative to the Fund's benchmark. The proposed investment advisory fee rate to be paid by the Fund would consist of a base fee as adjusted by a performance adjustment. The base fee would be the same as the fixed-rate fee currently paid by the Fund. During the first 12 months after the new investment advisory agreement becomes effective

(scheduled for January 1, 2006), the Fund would pay only the base fee, without adjustment. The performance adjustment would begin in month 13 of the new agreement and would adjust the base fee upward or downward in certain increments based upon the Fund's performance relative to its benchmark over an immediately preceding period. The maximum adjustment (positive or negative) to a Fund's base fee rate is 0.15% from the base rate currently paid by the Fund. The Proxy Statement describes the performance-based fee arrangement for the Fund and compares the new fee structure with the fees the Fund currently pays. With respect to the new fee arrangement proposed for the subadvisory agreement for Risk-Managed Core Portfolio between JCM and INTECH (#6 above), JCM, and not the Fund, pays those fees. The Trustees believe that moving to a fee schedule that moves upward or downward based upon the performance of a fund better aligns the interests of the shareholders of the Fund with those of the Fund's manager.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

     If you have any questions about the proposals, please call our proxy solicitor, Computershare, at 1-866-340-4019.

     Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Dennis B. Mullen

                                          Dennis B. Mullen
                                          Chairman of the Board of
                                          Janus Aspen Series

                               JANUS ASPEN SERIES
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Aspen Series ("JAS" or the "Trust", each separate series thereof, a "Fund" and collectively, the "Funds") will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1:                     To elect nine Trustees.

Proposal 2:                     To approve amendments to the Trust's Amended
                                and Restated Trust Instrument.

Proposal 3:                     For shareholders of Flexible Bond Portfolio
                                only, to eliminate the Fund's fundamental 80% investment policy regarding income-producing securities.

Proposal 4.a.:                  For shareholders of each Fund (except Mid Cap
                                Value Portfolio, Risk-Managed Core Portfolio,
                                Risk-Managed Growth Portfolio and Small Company
                                Value Portfolio), to approve certain amendments to each Fund's investment advisory agreement with Janus Capital Management LLC ("JCM" or
                                "Janus Capital") to conform to prevailing industry practice.

Proposal 4.b.:                  For shareholders of Mid Cap Value Portfolio,
                                Risk-Managed Core Portfolio, and Worldwide
                                Growth Portfolio only, to approve a new
                                investment advisory agreement between the Trust, on behalf of each respective Fund, and JCM, to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

Proposal 5:                     For shareholders of Risk-Managed Core Portfolio
                                only, to approve a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced
                                Investment Technologies, LLC ("INTECH"), to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     Any shareholder who owned shares of a Fund as of the close of business on September 9, 2005, will receive notice of the Meeting and will be entitled to vote at the Meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

October   , 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                VALID SIGNATURE
------------                                ---------------
Corporate Account
  (1) ABC Corp.                       ABC Corp.
  (2) ABC Corp.                       John Doe, Treasurer
  (3) ABC Corp. c/o John Doe,         John Doe
      Treasurer
  (4) ABC Corp. Profit Sharing Plan   John Doe, Trustee
Trust Account
  (1) ABC Trust                       Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d      Jane B. Doe
      12/28/78
Custodial or Estate Account
  (1) John B. Smith, Cust. f/b/o      John B. Smith
      John B. Smith, Jr. UGMA
  (2) Estate of John B. Smith         John B. Smith, Jr., Executor

                                                                October   , 2005

                               JANUS ASPEN SERIES

Balanced Portfolio                         Large Cap Growth Portfolio
Core Equity Portfolio                      Mid Cap Growth Portfolio
Flexible Bond Portfolio                    Mid Cap Value Portfolio
Foreign Stock Portfolio                    Money Market Portfolio
Forty Portfolio                            Risk-Managed Core Portfolio
Global Life Sciences Portfolio             Risk-Managed Growth Portfolio
Global Technology Portfolio                Small Company Value Portfolio
Growth and Income Portfolio                Worldwide Growth Portfolio
International Growth Portfolio

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for the above listed Janus funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Janus Aspen Series ("JAS" or the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board" or the "Trustees") of JAS to approve proposals that have already been approved by the Board.

     The Special Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").

     At the Meeting, you will be asked to vote on several proposals affecting your Fund(s). You should read the entire Proxy Statement before voting. If you have any questions, please call 1-866-340-4019.

     Each Fund is available as a funding vehicle for variable life insurance policies and variable annuity accounts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Funds may also be available to certain qualified retirement plans. Individual contract owners are not the "shareholders" of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders and contract owners on or about October 10, 2005.

     COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES, ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CONTACTING YOUR INSURANCE COMPANY OR PLAN SPONSOR. COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE ALSO AVAILABLE,
WITHOUT CHARGE, BY CALLING 800-          , VIA THE INTERNET AT WWW.JANUS.COM, OR
BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals for shareholder consideration.

     - PROPOSAL 1 relates to the election of nine Trustees. The election of Trustees will be determined by the affirmative vote of a plurality of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

     - PROPOSAL 2 seeks approval of several amendments to the Trust's Amended and Restated Trust Instrument ("Trust Instrument"). There are three separate proposed amendments to the Trust Instrument described in this Proxy Statement under Proposals 2.a., 2.b. and 2.c. Approval of each Proposal requires the affirmative vote of a majority of the outstanding shares of the Trust.

       - PROPOSAL 2.A. provides for shareholder votes to be counted based on each dollar of net asset value rather than one vote for each share.

       - PROPOSAL 2.B. permits the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes.

       - PROPOSAL 2.C. permits the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Fund or class thereof.

     - PROPOSAL 3 applies to Flexible Bond Portfolio only and asks for approval to eliminate the Fund's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Under the Investment Company Act of 1940, as amended ("1940 Act"), approval of Proposal 3 requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or by proxy (a "1940 Act Majority").

     - PROPOSAL 4.A. seeks approval of an amendment to the investment advisory agreement between Janus Capital Management LLC and the Trust, on behalf of each of certain Funds, to conform to prevailing industry practice. Shareholders of each Fund (except Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio and Small Company Value Portfolio) are being asked to approve this proposal with respect to that Fund, which requires the vote of a 1940 Act Majority of that Fund.

     - PROPOSAL 4.B. seeks approval of a new investment advisory agreement between JCM and the Trust, on behalf of each of Mid Cap Value Portfolio,

       Risk-Managed Core Portfolio, and Worldwide Growth Portfolio. Under the new agreement for each of these Funds, the investment advisory fee rate payable to JCM by the Fund would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark. Approval of Proposal 4.b with respect to a Fund requires a 1940 Act Majority of the outstanding voting securities of the Fund.

     - PROPOSAL 5 applies to Risk-Managed Core Portfolio only and seeks approval of a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH"). Under the new subadvisory agreement, the subadvisory fee rate payable by JCM to INTECH would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark. Approval of Proposal 5 requires a 1940 Act Majority of the outstanding voting securities of the Fund.

     The following table identifies the Funds entitled to vote on each proposal:

                                                                    PROPOSALS
                            -----------------------------------------------------------------------------------------
                                               2                             4.A.           4.B.              5
                                       (2.A., 2.B., 2.C.)        3         (ADVISORY       (JANUS          (INTECH
                                1         (AMENDMENTS       (ELIMINATE     AGREEMENT    PERFORMANCE-    PERFORMANCE-
                            (TRUSTEE      TO THE TRUST      FUNDAMENTAL   CONFORMING        BASED           BASED
FUND                        ELECTION)     INSTRUMENT)         POLICY)     AMENDMENTS)   ADVISORY FEE)   ADVISORY FEE)
----                        ---------  ------------------   -----------   -----------   -------------   -------------
Balanced Portfolio........      X          X                                X
Core Equity Portfolio.....      X          X                                X
Flexible Bond Portfolio...      X          X                  X             X
Foreign Stock Portfolio...      X          X                                X
Forty Portfolio...........      X          X                                X
Global Life Sciences
 Portfolio................      X          X                                X
Global Technology
 Portfolio................      X          X                                X
Growth and Income
 Portfolio................      X          X                                X
International Growth
 Portfolio................      X          X                                X
Large Cap Growth
 Portfolio................      X          X                                X
Mid Cap Growth
 Portfolio................      X          X                                X
Mid Cap Value Portfolio...      X          X                                               X
Money Market Portfolio....      X          X                                X
Risk-Managed Core
 Portfolio................      X          X                                               X               X
Risk-Managed Growth
 Portfolio................      X          X
Small Company Value
 Portfolio................      X          X
Worldwide Growth
 Portfolio................      X          X                                X              X

HAS MY FUND'S BOARD APPROVED THE PROPOSALS?

     Yes, the Board unanimously recommends that shareholders vote FOR all applicable proposals.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has seven members, of which five have been elected by shareholders. In addition, the Board has determined it to be in the best interests of the Funds and their shareholders to expand the Board to nine members. All seven members of the current Board and two new members will stand for election at the Meeting.

WHY DOES THE BOARD RECOMMEND CHANGES TO THE TRUST INSTRUMENT?

     The Board is recommending several amendments to the Trust Instrument to shareholders for approval as described below.

     - Shareholder Voting. Currently, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. If shareholders of the Trust approve the proposed amendments to the Trust's Trust Instrument, shareholder voting will change from "share-based" to "dollar-based," as described in Proposal 2. Thus, each holder of a whole or fractional share held in a Fund will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in such shareholder's name. The Board believes that dollar-based voting provides a more equitable distribution of voting rights for certain votes than the one share, one vote system currently in effect.

     - Reorganization. Under current Securities and Exchange Commission ("SEC") regulations, certain mergers and reorganizations of mutual funds can be approved by the Board of such funds without requiring shareholder vote. However, this is only the case if a Fund's organizational documents also allow the Board to take such action. Since solicitation of Fund shareholders in such a transaction can be costly to a Fund, the Board believes that changing the Trust's Trust Instrument to be consistent with current regulation could potentially save Fund shareholders unnecessary costs and is therefore in the best interests of such Funds. The proposed amendment to the Trust Instrument provides that the Trustees may, consistent with applicable federal and state law, unilaterally approve the reorganization of the Trust, Fund or class thereof.

     - Liquidation. The current Trust Instrument permits the Board, without shareholder approval, to terminate the Trust or any of its Funds under certain circumstances. The current Trust Instrument does not expressly provide that the Board may terminate one or more classes of a Fund. In addition, there may be circumstances other than those described in the Trust Instrument that the Board may determine is in the best interests of the Trust, Fund or class to liquidate such Trust, Fund or class. As proposed, the Trust Instrument expressly permits the Board to liquidate any one or more classes of a Fund (as well as the Trust of Fund) under any circumstances that the Board determines is in the best interests of the class, Fund or Trust.

WHY IS THE BOARD RECOMMENDING THE ELIMINATION OF A FUNDAMENTAL 80% INVESTMENT POLICY ON INCOME-PRODUCING SECURITIES FOR FLEXIBLE BOND PORTFOLIO?

     Eliminating Flexible Bond Portfolio's fundamental investment policy to invest 80% of net assets in income-producing securities is recommended because the Fund has adopted a non-fundamental policy of investing 80% of its net assets in bonds (consistent with the Fund's name) and such a policy is not required to be a fundamental policy. The Board believes these two policies are largely duplicative and thus they are not both necessary. Since the policy related to income-producing securities is a "fundamental" policy, it can only be changed with shareholder approval. Notably, the proposed elimination of this investment policy will not change the investment objectives of the Fund.

WHY IS THE BOARD PROPOSING CERTAIN CONFORMING AMENDMENTS TO CERTAIN FUNDS' INVESTMENT ADVISORY AGREEMENTS?

     Shareholders of certain Funds will be asked to approve an amendment of a Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Funds it manages. Such amendments are also in conformity with recommendations made by an independent compliance consultant engaged by Janus Capital. Janus Capital intends to continue to manage the Funds and provide the same level of services under the proposed amended investment advisory agreements. These proposed amendments will not impact the fee paid by your Fund.

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund better aligns the interests of the manager, Janus Capital, with those of the Fund's shareholders. Currently, the Funds pay a fee at a fixed annual rate. As proposed, the investment advisory fee paid to Janus Capital would decrease when the Fund does not perform well relative to its benchmark and would increase during periods when the Fund outperforms its benchmark. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

WHAT WILL HAPPEN IF SHAREHOLDERS OF AN APPLICABLE FUND DO NOT APPROVE ALL APPLICABLE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND?

     If shareholders of a Fund who are voting on a proposal to amend such Fund's current investment advisory agreement with Janus Capital or to approve a new investment advisory agreement with Janus Capital do not approve such proposal(s), Janus Capital will continue to manage the Fund and receive compensation for its services at a flat fixed-rate fee as detailed under the terms of the current investment advisory agreement.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

     Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of each Fund at the close of business on September 9, 2005 (the "Record Date") will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting. If you need assistance or have any questions regarding
the proposals or how to vote your shares, please call 1-800-          .

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders of all Funds will be asked to elect nine individuals to constitute the Trust's Board of Trustees. The nine nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These nine nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust or JCM (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Each nominee has consented to serve as a Trustee. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld on a proxy card.

     If elected, each Trustee will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion, subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between JCM and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than Ms. Wolf and Mr. Contro, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than Ms. Wolf and Mr. Contro, is currently a trustee of Janus Investment Fund ("JIF") and Janus Adviser Series ("JAD"), other registered investment companies advised by JCM (JIF, JAS and JAD are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 65 series as of September 1, 2005.

     Except for Mr. Bailey, each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act. Mr. Bailey is treated as an interested person of the Trust by virtue of his past positions and continuing relationships with JCM.

NOMINEES AS INDEPENDENT TRUSTEES

                                               NUMBER OF
                                              PORTFOLIOS
                                                IN FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
Jerome S. Contro                                  65        Partner, Tango Group, a
Age 49                                                      private investment firm
Nominee                           N/A                       (since 1999). Trustee
                                                            and Chairman of RS
                                                            Investment Trust (since
                                                            2001); Director, IZZE
                                                            Beverages; and
                                                            Director, MyFamily,
                                                            Inc.

William F. McCalpin                               65        Executive Vice
Age 47                                                      President and Chief
Trustee                       6/02-Present                  Operating Officer of
                                                            The Rockefeller
                                                            Brothers Fund (a
                                                            private family
                                                            foundation). Trustee
                                                            and Vice President,
                                                            Asian Cultural Council.

                                               NUMBER OF
                                              PORTFOLIOS
                                                IN FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------

John W. McCarter, Jr.                             65        President and Chief
Age 66                                                      Executive Officer of
Trustee                       6/02-Present                  The Field Museum of
                                                            Natural History
                                                            (Chicago, IL). Chairman
                                                            of the Board and
                                                            Director, Divergence
                                                            Inc.; Director, A.M.
                                                            Castle & Co. and W.W.
                                                            Grainger, Inc.; and
                                                            Trustee of Harris
                                                            Insight Funds Trust (19
                                                            portfolios), WTTW
                                                            (Chicago public
                                                            television station),
                                                            the University of
                                                            Chicago, and Chicago
                                                            Public Education Fund.

Dennis B. Mullen                                  65        Chairman and Chief
Age 61                                                      Executive Officer, Red
Chairman                                                    Robin Gourmet Burgers,
Trustee                       3/04-Present                  Inc. (since 2005).
                              9/93-Present                  Formerly, private
                                                            investor. Director, Red
                                                            Robin Gourmet Burgers,
                                                            Inc.; Director, Janus
                                                            World Funds (Dublin-
                                                            based, non-U.S. funds).

                                               NUMBER OF
                                              PORTFOLIOS
                                                IN FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------

James T. Rothe                                    65        Co-founder and Managing
Age 61                                                      Director, Roaring Fork
Trustee                       1/97-Present                  Capital Partners
                                                            (private equity firm);
                                                            and Professor Emeritus
                                                            of Business, University
                                                            of Colorado, Colorado
                                                            Springs, CO (since
                                                            2004). Formerly,
                                                            Professor of Business,
                                                            University of Colorado
                                                            (2002-2004);
                                                            Distinguished Visiting
                                                            Professor of Business
                                                            (2001-2002),
                                                            Thunderbird (American
                                                            Graduate School of
                                                            International
                                                            Management), Phoenix,
                                                            AZ. Principal (1988-
                                                            1999) of Phillips-Smith
                                                            Retail Group, Addison,
                                                            TX (a venture capital
                                                            firm). Director, Red
                                                            Robin Gourmet Burgers,
                                                            Inc.

                                               NUMBER OF
                                              PORTFOLIOS
                                                IN FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------

William D. Stewart                                65        Corporate Vice
Age 60                                                      President and General
Trustee                       9/93-Present                  Manager of MKS
                                                            Instruments-HPS
                                                            Products, Boulder, CO
                                                            (a manufacturer of
                                                            vacuum fittings and
                                                            valves).

Martin H. Waldinger                               65        Private Investments,
Age 66                                                      Consultant to
Trustee                       9/93-Present                  California Planned Unit
                                                            Developments. Formerly,
                                                            CEO and President,
                                                            Marwal, Inc.


Linda S. Wolf                                     65        Retired. Formerly,
Age 57                                                      Chairman and Chief
Nominee                           N/A                       Executive Officer, Leo
                                                            Burnett (Worldwide)
                                                            (2001-2005); President,
                                                            Leo Burnett (USA)
                                                            (1996-2000). Director,
                                                            The Field Museum of
                                                            Natural History
                                                            (Chicago, IL);
                                                            Director, Children's
                                                            Memorial Hospital;
                                                            Director, Chicago
                                                            Council on Foreign
                                                            Relations; Director,
                                                            Economic Club of
                                                            Chicago.

NOMINEE AS INTERESTED TRUSTEE

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                               COMPLEX
                                             OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF       TO BE       DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED   OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST    NOMINEE         HELD BY NOMINEE
-------------------------     -------------  -----------   -----------------------
Thomas H. Bailey                                 65        Retired. Formerly,
Age 67                                                     President (1978-2002)
Trustee                       5/93-Present                 and Chief Executive
                                                           Officer (1994-2002),
                                                           Janus Capital or Janus
                                                           Capital Corporation;
                                                           Chairman and Director
                                                           (1978-2002), Janus
                                                           Capital Corporation;
                                                           Director (1997-2001),
                                                           Janus Distributors,
                                                           Inc.; and President and
                                                           Director (1994-2002),
                                                           the Janus Foundation.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund's investment objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by officers of the Funds and JCM (which is responsible for the Trust's day-to-day operations). The Trustees meet periodically throughout the year to oversee the Trust's activities, review each Fund's investment performance and the quality of other services provided to each Fund and its shareholders by JCM, any subadvisers to a Fund, and any affiliates of JCM, including administration, distribution, and shareholder servicing.

     At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant, and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund's investment adviser and any affiliates of the investment adviser. The Trust's Independent Trustees meet regularly in executive session.

     There were five regular meetings and one special meeting of the Trustees held during the Trust's fiscal year ended December 31, 2004. Each Trustee attended at least 75% of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of eight Independent Trustees and one individual who is considered an "interested" Trustee. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" if such fund takes advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, more than 85% of the Board of Trustees will be Independent.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has seven standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Money Market Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of the Trust's counsel, counsel to the Independent Trustees, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings and the audit process. The Committee's review of the audit process includes, among other things, recommendation of the appointment and compensation of the Trust's independent auditors, oversight of the independent auditors, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor that audits the Funds' financial statements as to its independence. Currently, the members of the Audit Committee are John W. McCarter, Jr. (Chairman), Dennis B. Mullen and William D. Stewart. The Committee held four meetings during the fiscal year ended December 31, 2004.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements and any soft dollar credits. Currently, the members of the Brokerage Committee are James

T. Rothe (Chairman), William F. McCalpin and Dennis B. Mullen. The Committee held four meetings during the fiscal year ended December 31, 2004.

     Investment Oversight Committee. The Investment Oversight Committee, established in September 2004, oversees the investment activities of Funds that invest in equity securities and/or fixed-income securities. The Committee meets regularly with investment personnel at JCM and of any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Prior to establishment of this Committee, the Committee's functions were performed at least quarterly by all of the Trustees. Currently, the members of the Investment Oversight Committee are Dennis B. Mullen (Chairman), William F. McCalpin, John W. McCarter, Jr., James
T. Rothe, William D. Stewart and Martin H. Waldinger. The Committee held three meetings during the fiscal year ended December 31, 2004.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. The Committee is also responsible for monitoring the Trust's compliance with regulatory orders or settlement agreements that have a bearing on the Trust. Currently, the members of the Legal and Regulatory Committee are William F. McCalpin (Chairman), William D. Stewart and Martin H. Waldinger. The Committee held four meetings during the fiscal year ended December 31, 2004.

     Money Market Committee. The Money Market Committee reviews various matters related to the operations of the Trust's money market funds, including compliance with the Trust's Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Money Market Committee are Martin H. Waldinger (Chairman), William F. McCalpin and James T. Rothe. The Committee held four meetings during the fiscal year ended December 31, 2004.

     Nominating and Governance Committee. The Nominating and Governance Committee consults with JCM management in developing the agenda for each regular meeting of the Board, reviews and recommends changes to Trustee compensation, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trust. The Committee is also responsible for identifying and nominating candidates for appointment as Trustees. Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Exhibit A.

     For any candidate of the Board of Trustees nominated by the Committee, the principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board of Trustees and to carry out the responsibilities of the Trustees. In addition, in considering a potential candidate's qualifications to serve as a Trustee, the Committee may take into account a wide variety of criteria, including, but not limited to: (i) knowledge of the investment company industry, (ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment to the performance of duties of a Trustee, (vii) stature commensurate with the responsibility of representing Fund shareholders, and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates for Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a Fund shareholder.

     Currently, the members of the Nominating and Governance Committee are Dennis B. Mullen (Chairman), John W. McCarter, Jr. and William D. Stewart. The Committee held four meetings during the fiscal year ended December 31, 2004.

     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are William
D. Stewart (Chairman), James T. Rothe and Martin H. Waldinger. The Committee held fifteen meetings during the fiscal year ended December 31, 2004.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Janus Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and Janus Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee's individual financial circumstances and investment goals.

     The Trustees and nominees cannot directly own shares of a Fund without purchasing an insurance contract through one of the Participating Insurance Companies or through a qualified plan. As a result, as of September 13, 2005, none of the Trustees or nominees for election at the Meeting owned any Fund shares. The Trustees and nominees own shares of other Janus Funds that are similarly managed as the Funds but offered through different distribution channels. The following table shows the aggregate dollar range of equity securities in all Janus Funds (65 funds as of September 13, 2005) owned directly or beneficially as of September 13, 2005 by each Trustee and by the nominees for election at the Meeting. As of September 13, 2005, the nominees, Trustees and executive officers of the Funds owned, individually and collectively as a group, less than 1% of the outstanding shares of each Fund.

                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                  SECURITIES IN ALL FUNDS OVERSEEN OR TO BE
                                       OVERSEEN BY TRUSTEE/NOMINEE IN
NAME OF TRUSTEE/NOMINEE                     JANUS FAMILY OF FUNDS
-----------------------           -----------------------------------------
Independent Trustees
William F. McCalpin.............                Over $100,000
John W. McCarter, Jr. ..........                Over $100,000
Dennis B. Mullen................                Over $100,000
James T. Rothe..................                Over $100,000
William D. Stewart..............                Over $100,000
Martin H. Waldinger.............                Over $100,000
Trustee Nominees
Jerome Contro...................                Over $100,000
Linda S. Wolf...................                Over $100,000
Interested Trustee
Thomas H. Bailey................                Over $100,000

COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended and a fee for attending an in-person committee meeting convened on a date other than that of a regularly scheduled Trustee meeting. Each current Independent Trustee also receives fees from other Janus Funds for serving as Trustee of those Funds. JCM pays persons who are directors, officers or employees of JCM or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers of the Fund. None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees, in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The following table shows the fees paid to each current Independent Trustee by the Trust for the fiscal year ended December 31, 2004 and by all of the Janus Funds during calendar year 2004:

                                 AGGREGATE         TOTAL COMPENSATION
                               COMPENSATION      FROM THE TRUST AND THE
NAME OF TRUSTEE              FROM THE TRUST(1)   JANUS FUND COMPLEX(2)
---------------              -----------------   ----------------------
William F. McCalpin........       $33,625               $243,000
John W. McCarter, Jr. .....       $34,054               $243,000
Dennis B. Mullen(3)........       $53,146               $429,205
James T. Rothe.............       $34,859               $302,000
William D. Stewart.........       $36,483               $252,000
Martin H. Waldinger........       $34,236               $247,500

---------------

(1) Includes compensation for service on behalf of 17 fund portfolios (as of December 31, 2004).

(2) For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 61 portfolios (as of December 31, 2004). For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds, and offshore product) (as of December 31, 2004). For Messrs. McCarter, McCalpin, Stewart and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 59 fund portfolios (as of December 31, 2004).

(3) For compensation received from the Trust, includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For aggregate compensation received from the Janus Fund Complex, includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, comprised of 59 portfolios (as of December 31, 2004).

OFFICERS

     The officers of the Trust and their principal occupations are set forth in Exhibit B to this Proxy Statement.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

    PROPOSAL 2: APPROVE AMENDMENTS TO THE TRUST'S AMENDED AND RESTATED TRUST
                                   INSTRUMENT

     On September 20, 2005, the Board of Trustees approved several amendments to the Trust's Trust Instrument and authorized the submission of those amendments to the Trust's shareholders for their authorization.

     As proposed, the amendments: (i) provide for shareholder votes to be counted based upon each dollar of net asset value ("NAV") rather than one vote for each share; (ii) permit the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes; and (iii) permit the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Fund or class. Such amendments require shareholder approval. The Trust Instrument, marked to show the proposed amendments, is set forth in Exhibit C to this Proxy Statement.

                    PROPOSAL 2.A. SHAREHOLDER VOTING RIGHTS

     Under the current Trust Instrument, each holder of a whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each holder of a fractional share shall be entitled to a proportionate fractional vote. The proposed amendment to the Trust Instrument would give shareholders one vote for each whole dollar and a fractional vote for each fractional dollar of NAV of the applicable shares held in a shareholder's name as of a record date. As a result of the proposed amendment, voting power would be allocated in proportion to the value of each shareholder's investment rather than on the number of shares owned. For the text of the proposed amendments, see
Article VI, Section 1 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

     The original intent of the one share, one vote provision was to provide equitable voting rights to all shareholders. Since establishment of the Trust and adoption of the Trust Instrument, however, the Trust has established additional Funds as well as share classes within certain Funds. As of the Record Date, there were nineteen Funds in the Trust, eighteen of which consist of four classes of shares and one of which consists of three classes of shares.

     Separate votes are taken by a Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds in the Trust. In matters that affect the Trust as a whole, such as electing Trustees or amending the Trust Instrument, shareholders vote on a Trust-wide basis. Under the current Trust Instrument, a holder of lower-priced shares has a greater number of votes on matters submitted to a Trust-wide vote than the holder of an equivalent dollar amount of higher-priced shares. For example, a shareholder with a $10,000 investment in a Fund with an NAV of $5 per share currently would have twice as many votes as a shareholder with a $10,000 investment in a Fund with an NAV of $10 per share.

     Under the Trust Instrument, as proposed to be amended, a shareholder's voting power would be in direct proportion to the shareholder's dollar investment. The Trustees believe that dollar-based voting, as proposed, provides a more equitable distribution of voting rights, particularly for Trust-wide votes, than the one-share, one-vote system currently in effect. The Board of Trustees has concluded that the proposed amendment to the Trust's Trust Instrument is in the best interests of shareholders.

     Information regarding the net assets of each class of shares of each Fund as of the Record Date is shown in Exhibit D to this Proxy Statement.

REQUIRED VOTE

     Approval of Proposal 2.a. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to provisions providing that voting is share-weighted rather than dollar-weighted, as proposed.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.A.

        PROPOSAL 2.B. REORGANIZATION OF THE TRUST, ITS FUNDS OR CLASSES

     Currently, the Trust Instrument requires shareholder approval in order to reorganize the Trust or any of its Funds or classes, except that to change the Trust's form of organization the Trustees may, without shareholder approval: (i) cause the

Trust to merge or consolidate with or into one or more entities, if the surviving entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of Delaware.

     The Board believes there may be other circumstances in which it would not be in the shareholders' best interests to require a shareholder meeting to authorize a reorganization. For example, the Trustees may determine that it would be in the best interests of shareholders to reorganize a particular Fund (but not the entire Trust) into another registered investment company in an attempt to achieve lower operating costs. As it now stands, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring attendant costs and delays. In contrast, the proposed amendments to the Trust Instrument give the Trustees the flexibility to merge, consolidate, reorganize or otherwise transfer assets of all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. The Board also believes that such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

     Any such transaction would be subject to applicable federal and state rules and regulations. In the case of mergers or other reorganizations involving a Fund and another fund managed or otherwise controlled by JCM, under current SEC rules, shareholder approval would still be required in many circumstances. For example, shareholder approval would still be required when any fundamental investment policy of the acquired fund was materially different from a policy of the acquiring fund or when the terms of the acquiring fund's advisory contract were materially different from that of the acquired fund. In all cases, the proposed amendments require that applicable Fund shareholders receive prior notification of any proposed transaction. For the text of the proposed amendments, see Article X, Section 4 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

REQUIRED VOTE

     Approval of Proposal 2.b. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to its current provisions regarding reorganizing the Trust, a Fund or class.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.B.

           PROPOSAL 2.C. LIQUIDATION OF THE TRUST, A FUND OR A CLASS

     The current Trust Instrument expressly permits the Trustees, without shareholder approval, to terminate the Trust or any of its Funds if a majority of the Trustees determines that continuation of the Trust or Fund is not in the best interests of the Trust, the Fund, or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust or the Fund to conduct its business and operations in an economically viable manner. The current Trust Instrument does not specifically state whether the Trustees may elect to terminate one or more classes of a Fund without liquidating the entire Fund. Also, the Trustees believe that there may be other circumstances, such as when new legal constraints on Fund operations arise, in which it would not be in the shareholders' best interests to require a shareholder meeting to authorize a liquidation. As proposed, the Trust Instrument expressly permits the Trustees to liquidate any one or more classes of a Fund (as well as a Trust or Fund) under any circumstances that the Trustees determine to be in the best interests of the Trust, Fund or class. Any such liquidation would be subject to applicable federal and state rules and regulations. In all cases, the proposed amendments require that applicable Fund shareholders receive prior notification of any proposed transaction. The Board of Trustees has concluded that the proposed amendments to the Trust's Trust Instrument are in the best interests of the Trust's shareholders.

     For the text of the proposed amendments, see Article X, Section 5 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

REQUIRED VOTE

     Approval of Proposal 2.c. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to its current provisions regarding liquidating the Trust or a Fund, but not expressly permitting liquidation of a class, as proposed.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.C.

               PROPOSAL 3: APPROVAL OF ELIMINATION OF FUNDAMENTAL
                 INVESTMENT POLICY FOR FLEXIBLE BOND PORTFOLIO

     Flexible Bond Portfolio was previously named Flexible Income Portfolio. In accordance with a rule adopted by the SEC requiring a fund to adopt an 80% investment policy with respect to investments tied to a fund's name (the "names rule"), Flexible Income Portfolio adopted a policy to normally invest at least 80% of its total assets in income-producing securities. Such policy was adopted as a fundamental policy. When Flexible Income Portfolio changed its name to Flexible Bond Portfolio, in accordance with the names rule, it adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds. This 80% policy was adopted as a non-fundamental policy and is in addition to the fundamental policy to invest in income-producing securities. Bonds that Flexible Bond Portfolio may invest in consist of mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. The Trustees and JCM propose eliminating Flexible Bond Portfolio's fundamental policy regarding investing 80% of total assets in income-producing securities. Elimination of this fundamental policy requires shareholder approval.

     The proposal to eliminate Flexible Bond Portfolio's 80% investment policy regarding income-producing securities is designed to provide the Fund with maximum flexibility to pursue its investment objective of maximizing total return, consistent with preservation of capital, based primarily on investments in bonds and to respond to an ever-changing investment environment. Flexible Bond Portfolio intends to maintain its current investment objective and continue to invest at least 80% of its net assets, under normal circumstances, in bonds. Any change to Flexible Bond Portfolio's non-fundamental policy on bond investments requires 60 days' prior notice to shareholders before implementation.

     The Trustees believe that eliminating Flexible Bond Portfolio's policy to invest 80% of total assets in income-producing securities is in the best interests of the Fund.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of a 1940 Act Majority of the securities of the Fund, with all share classes voting together with respect to the Fund, eligible to be voted at the meeting.

     On September 20, 2005, the Board of Trustees voted to approve the elimination of Flexible Bond Portfolio's fundamental policy as described above.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FLEXIBLE BOND PORTFOLIO VOTE FOR APPROVAL TO ELIMINATE THE FUND'S FUNDAMENTAL 80% INVESTMENT POLICY ON INCOME-PRODUCING SECURITIES.

                   PROPOSAL 4: INVESTMENT ADVISORY AGREEMENT

        PROPOSAL 4.A. APPROVE AMENDMENTS TO A FUND'S INVESTMENT ADVISORY
                AGREEMENT BETWEEN JCM ON BEHALF OF CERTAIN FUNDS

     This Proposal 4.a. applies to each Fund except Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio and Small Company Value Portfolio.

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved certain amendments to the Investment Advisory Agreement between the Trust, on behalf of certain Funds, and JCM (the "Proposed Amended Advisory Agreements"), and authorized the submission of those amendments to the applicable Funds' shareholders for their approval. The primary purpose of these amendments is to conform to prevailing industry practice. A description of the proposed amendments is provided in further detail below under "Description of the Proposed Amended Advisory Agreements." The proposed changes, on their face, may be considered "material" changes requiring shareholder approval. Certain Funds' shareholders are also being asked to approve a new Investment Advisory Agreement which, in addition to incorporating the amendments discussed in Proposal 4.a., would contain a revised fee schedule, as discussed in further detail under Proposal 4.b.

     A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each equity or income Fund permitted to vote on this Proposal 4.a., marked to show proposed revisions, is attached as Exhibit E to this Proxy Statement. A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of Money Market Portfolio, marked to show proposed revisions, is attached as Exhibit F to this Proxy Statement.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly-traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit G to this Proxy Statement. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers of the Trust and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970 and currently serves as investment adviser to all of the Janus Funds, consisting of 65 portfolios as of September 1, 2005, encompassing a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for
institutional accounts. As of           , 2005, JCM had $     in assets under
management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds, as described in detail in Exhibit H to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. JCM is responsible for the day-to-day management of the Funds and provides continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to the Trust's Trust Instrument, Bylaws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM also provides certain administrative services to the Trust pursuant to Administrative Services
Agreements between JCM and the Trust, as described on page   of this Proxy
Statement.

     The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of JCM, and a description of any fees paid by the Funds to Janus
Distributors and Janus Services, is provided on page   of this Proxy Statement.

     Pursuant to its Current Advisory Agreement, each Fund pays JCM an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rate as a percentage of each Fund's average daily net asset value.

FUND                                          ANNUAL RATE
----                                          -----------
Foreign Stock Portfolio.............             0.64%
Forty Portfolio.....................             0.64%
Global Life Sciences Portfolio......             0.64%
Global Technology Portfolio.........             0.64%
International Growth Portfolio......             0.64%
Large Cap Growth Portfolio..........             0.64%
Mid Cap Growth Portfolio............             0.64%
Growth and Income Portfolio.........             0.62%
Core Equity Portfolio...............             0.60%
Worldwide Growth Portfolio..........             0.60%
Balanced Portfolio..................             0.55%
Flexible Bond Portfolio.............  First $300 Million.... 0.55%
                                      Over $300 Million.... 0.45%
Money Market Portfolio..............             0.25%

     Through May 1, 2007 for the Funds listed below (May 1, 2006 for Money Market Portfolio), JCM has agreed by contract to waive its advisory fee payable by each of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding, as applicable, interest, taxes, brokerage commissions, distribution (12b-1) fees and extraordinary expenses) exceed the following percentage of the Fund's average daily net asset value. JCM anticipates continuing the fee waiver for Money Market Portfolio on a voluntary basis after May 1, 2006. Mortality risk, expense risk and other charges imposed by Participating Insurance Companies are also excluded from the expense limitations noted.

Core Equity Portfolio....................................  1.20%
Flexible Bond Portfolio..................................  0.90%
Foreign Stock Portfolio..................................  1.24%
Global Life Sciences Portfolio...........................  1.24%
Global Technology Portfolio..............................  1.24%
Money Market Portfolio...................................  0.50%

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended December 31, 2004.

                                          ADVISORY FEES    WAIVERS
FUND                                       ($)(000'S)     ($)(000'S)
----                                      -------------   ----------
Balanced Portfolio......................     20,917           --
Core Equity Portfolio...................         65           30
Flexible Bond Portfolio.................      3,108           --
Foreign Stock Portfolio.................         86           --
Forty Portfolio.........................      5,927           --
Global Life Sciences Portfolio..........        232           --
Global Technology Portfolio.............      1,239           --
Growth and Income Portfolio.............        519           --
International Growth Portfolio..........      6,955           --
Large Cap Growth Portfolio..............     10,672           --
Mid Cap Growth Portfolio................     11,556           --
Money Market Portfolio..................         36           36(1)
Worldwide Growth Portfolio..............     21,736           --

---------------

(1) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year only so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement: (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each Current Advisory Agreement as well as the date each Current Advisory Agreement was last submitted to a vote of shareholders and the reasons for such submission.

                                DATE OF CURRENT     DATE LAST SUBMITTED
FUND                           ADVISORY AGREEMENT     TO SHAREHOLDERS
----                           ------------------   -------------------
Balanced Portfolio...........     July 1, 2004       January 31, 2002(1)
Core Equity Portfolio........     July 1, 2004       January 31, 2002(1)
Flexible Bond Portfolio......     July 1, 2004       January 31, 2002(1)
Foreign Stock Portfolio......     July 1, 2004       January 31, 2002(1)
Forty Portfolio..............     July 1, 2004       January 31, 2002(1)
Global Life Sciences
  Portfolio..................     July 1, 2004       January 31, 2002(1)
Global Technology
  Portfolio..................     July 1, 2004       January 31, 2002(1)
Growth and Income
  Portfolio..................     July 1, 2004       January 31, 2002(1)
International Growth
  Portfolio..................     July 1, 2004       January 31, 2002(1)
Large Cap Growth Portfolio...     July 1, 2004       January 31, 2002(1)
Mid Cap Growth Portfolio.....     July 1, 2004       January 31, 2002(1)
Money Market Portfolio.......    April 3, 2002       January 31, 2002(1)
Worldwide Growth Portfolio...     July 1, 2004       January 31, 2002(1)

---------------

(1) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey resulting in a potential assignment of the investment advisory agreement.

DESCRIPTION OF THE PROPOSED AMENDED ADVISORY AGREEMENTS

     Except for the proposed amendments to the Current Advisory Agreement for each Fund as described below, and the effective dates and the renewal dates, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are substantially similar. The same services will be provided under the Proposed Amended Advisory Agreements as are provided under the Current Advisory Agreements. For shareholders of Worldwide Growth Portfolio, one additional change to your Fund's Current Advisory Agreement will be incorporated into a new investment advisory agreement as discussed under Proposal 4.b. below.

  What are the Significant Differences Between the Current Advisory Agreement and the Proposed Amended Advisory Agreement?

     The Current Advisory Agreement for each applicable Fund does not expressly provide that JCM will have investment discretion to manage the Fund's investments. Rather, the Current Advisory Agreement provides that JCM will make recommendations solely in an advisory capacity, with the Trust retaining control over its investment policies. The Proposed Amended Advisory Agreement would remove references to JCM acting solely in an advisory capacity and clarify that JCM has authority to act on its investment recommendations and execute transactions on behalf of the Funds.

     Although, as a technical matter, these amendments will increase the scope of JCM's authority, they are not expected to result in a significant change in the way the Funds' investments are managed. Although each portfolio manager is an employee of JCM, in accordance with the terms of the Current Advisory Agreement, the Trustees have previously elected each Fund's portfolio manager as a Fund officer. As such, each portfolio manager has been authorized to place orders to purchase and sell Fund investments. When acting on matters affecting their Fund, the portfolio manager(s) is acting in their dual role as a Fund officer and employee of JCM. The proposed amendments are consistent with recommendations made by an independent compliance consultant engaged by JCM. Shareholders of Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio and Small Company Value Portfolio are not being asked to vote on Proposal 4.a. as the Current Advisory Agreement between JCM and the Trust on behalf of each of these Funds already contains the recommended changes.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Advisory Agreement for each applicable Fund and authorized the submission of each Proposed Amended Advisory Agreement to the Fund's shareholders for approval.

     In approving the proposed amendments to each of the Current Advisory Agreements, the Trustees considered the recommendations of the independent compliance consultant engaged by JCM regarding the form of each of those agreements and concluded that the proposed change in the description of the authority of JCM would be more consistent with industry practice and would reflect an appropriate delegation of authority to JCM.

     In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for sub-advised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

     Based on their evaluation of the information provided by JCM, subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

     In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

     The Trustees concluded that the nature, extent and quality of the services provided by JCM or subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

  COSTS OF SERVICES PROVIDED

     The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

     The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

     The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

     The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

     Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

     The Trustees concluded that the management fees and other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

  ECONOMIES OF SCALE

     The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees do reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

  OTHER BENEFITS TO THE ADVISER

     The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways.

They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

     After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

REQUIRED VOTE

     Approval of Proposal 4.a. as to each applicable Fund requires a 1940 Act Majority of that Fund. If shareholders of a Fund do not approve the Proposed Amended Advisory Agreement for the Fund, JCM would continue as the Fund's investment adviser under the terms of the Current Advisory Agreement with the Fund. If shareholders approve the Proposed Amended Advisory Agreement for the Fund, the amendments are expected to become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDED ADVISORY AGREEMENT FOR THEIR FUND.

           PROPOSAL 4.B. APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
        BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN FUNDS THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE INVESTMENT ADVISORY FEE STRUCTURE FOR THE
                                     FUNDS

     This Proposal 4.b. applies to shareholders of Mid Cap Value Portfolio, Risk-Managed Core Portfolio and Worldwide Growth Portfolio.

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved a new Investment Advisory Agreement ("Proposed New Advisory Agreement") for shareholders of each of Mid Cap Value Portfolio, Risk-Managed Core Portfolio and Worldwide Growth Portfolio that changes the annual rate for fees paid to JCM by each Fund pursuant to an investment advisory agreement dated July 1, 2004 between JCM and the Trust, on behalf of each Fund ("Current Advisory Agreement") from a fixed-rate fee to one that adjusts upward or downward based upon a Fund's performance relative to its benchmark. Such a change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed New Advisory Agreement to shareholders of the applicable Funds for their approval.

     A copy of a form of the Proposed New Advisory Agreement for Worldwide Growth Portfolio is attached as Exhibit I to this Proxy Statement. A copy of a form of the Proposed New Advisory Agreement for Mid Cap Value Portfolio and Risk-Managed Core Portfolio is attached as Exhibit J to this Proxy Statement.

     The proposal to modify the fee schedule in each Fund's Current Advisory Agreement and institute the proposed performance-based advisory fee is designed to more closely align JCM's interests with those of the Funds' shareholders. The investment advisory fee shareholders pay to JCM decreases when the Fund is not performing well relative to its benchmark and increases during periods when the Fund outperforms its benchmark. In addition, JCM believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly-traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit G to this Proxy Statement. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers of the Trust and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970 and currently serves as investment adviser to all of the Janus Funds, consisting of 65 portfolios as of September 1, 2005, encompassing a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. As of, 2005, JCM had $ in assets under management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds, as described in detail in Exhibit H to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. For Worldwide Growth Portfolio, JCM is responsible for the day-to-day management of the Fund and provides continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to the Trust's Trust Instrument, Bylaws, the investment objec-tives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine. For Risk-Managed Core Portfolio, JCM has delegated these responsibilities to Enhanced Investment Technologies, LLC ("INTECH") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and INTECH. For Mid Cap Value Portfolio, JCM has delegated these responsibilities to Perkins, Wolf, McDonnell and Company, LLC ("Perkins") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and Perkins. JCM maintains a supervisory role with respect to such delegation to each of INTECH and Perkins.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM has delegated certain of these duties to INTECH and Perkins with respect to the Fund each manages pursuant to the subadvisory agreement between JCM and each of INTECH and Perkins. JCM also provides certain administrative services to the Trust pursuant to an Administrative Services Agreement between JCM and the Trust, described in
greater detail on page   of this Proxy Statement.

     [UPDATE] The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors, the Funds' distributor, and Janus Services, the Funds' transfer agent, and a description of any fees paid by the Funds to Janus
Distributors and Janus Services is provided on page   of this Proxy Statement.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year only so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement: (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each Current Advisory Agreement, the date each Current Advisory Agreement was last submitted to a vote of shareholders and the reasons for such submission.

                                      DATE OF CURRENT     DATE LAST SUBMITTED TO
FUND                                 ADVISORY AGREEMENT        SHAREHOLDERS
----                                 ------------------   ----------------------
Mid Cap Value Portfolio............     July 1, 2004        December 31, 2002(1)
Risk-Managed Core Portfolio........     July 1, 2004        December 31, 2002(1)
Worldwide Growth Portfolio.........     July 1, 2004         January 31, 2002(2)

---------------

(1) Approved by the initial shareholder in connection with the Fund's commencement of operations.

(2) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey resulting in a potential assignment of the investment advisory agreement

DESCRIPTION OF CURRENT ADVISORY FEE

     Pursuant to its Current Advisory Agreement, each Fund pays JCM an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rates as a percentage of each Fund's average daily net asset value:

FUND                                                 ANNUAL RATE
----                                                 -----------
Mid Cap Value Portfolio(1).........................     0.64%
Risk-Managed Core Portfolio(2).....................     0.50%
Worldwide Growth Portfolio.........................     0.60%

---------------

(1) This amount is reduced by the amount payable by Mid Cap Value Portfolio to Perkins, the subadviser to Mid Cap Value Portfolio, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended Decem-ber 31, 2004, the Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.

(2) JCM, and not Risk-Managed Core Portfolio, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets.

     Through May 1, 2007 for Mid Cap Value Portfolio and Risk-Managed Core Portfolio, JCM has agreed by contract to waive its advisory fee payable by each of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding, as applicable, interest, taxes, brokerage commissions, distribution (12b-1) fees and extraordinary expenses) exceed the following percentage of the Fund's average daily net asset value. Mortality risk, expense risk and other charges imposed by Participating Insurance Companies are also excluded from the expense limitations noted.

Mid Cap Value Portfolio..................................  1.24%
Risk-Managed Core Portfolio..............................  1.10%

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended December 31, 2004.

                                          ADVISORY FEES    WAIVERS
                                           ($)(000'S)     ($)(000'S)
                                          -------------   ----------
Mid Cap Value Portfolio(1)..............        218            --
Risk-Managed Core Portfolio(1)..........         86            --
Worldwide Growth Portfolio(1)...........     21,736            --

---------------

(1) DISCUSS SYNTHETIC PERFORMANCE FOR PERIODS PRIOR TO COMMENCEMENT OF SERVICE SHARES.

     The following table summarizes the pro forma advisory fees based on the net assets of each Fund as of its fiscal year end that would have been paid by the Funds to JCM under the Proposed New Advisory Agreements before any waivers and the amounts that would have been waived, including any applicable advisory fee waivers, for the fiscal year ended December 31, 2004. This information assumes that the performance adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over a full 36 month performance period. The last column indicates the percentage increase or decrease of the fee that JCM would have received (net of any waivers currently in effect) had the proposed performance-based fee arrangement been in effect during the period.

                                       PRO FORMA
                       NET ASSETS    ADVISORY FEES   WAIVERS   % INCREASE
FUND                   ($) (000'S)    ($) (000'S)      ($)     OR DECREASE
----                   -----------   -------------   -------   -----------
Mid Cap Value
  Portfolio..........      41,564          208          0         (4.89)%
Risk-Managed Core
  Portfolio..........      20,680           89          0          3.27%
Worldwide Growth
  Portfolio..........   2,727,930       21,712          0         (0.11)%

DESCRIPTION OF THE PROPOSED NEW ADVISORY AGREEMENTS

     Except for the proposed change in fee structure discussed below and the changes discussed under Proposal 4.a. above that apply to Worldwide Growth Portfolio, the terms of the Current Advisory Agreements and the Proposed New Advisory Agreements are substantially similar, except for the effective dates and renewal dates. It is anticipated that the same services will be provided under the Proposed New Advisory Agreements as are provided under the Current Advisory Agreements.

     The proposed investment advisory fee rate to be paid to JCM by each Fund will consist of two components: (1) a base management fee equal to a specified annual fixed-rate fee, applied against the Fund's average daily net assets, calculated over the previous month for which the base fee is paid ("Base Fee"), plus or minus (2) a performance fee adjustment ("Performance Adjustment") of up to 0.15%, applied against the Fund's average daily net assets, calculated over a rolling 36 month period, except that (i) no performance adjustment will be made until a Proposed New Advisory Agreement has been in effect for at least 12 months and (ii) when a Proposed New Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the measurement period will be equal to the time that has elapsed since the Proposed New Advisory Agreement took effect.

     For each Fund, the Base Fee is the same as the annual fixed-rate fee paid to JCM by the Fund under its Current Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the investment advisory fee rate paid by a Fund depending upon the investment performance of the Fund relative to its primary benchmark over the performance measuring period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets for the Base Fee versus average net assets over the performance measuring period for the Performance Adjustment). For purposes of calculating the Performance Adjustment for a Fund, the investment performance of the Fund's Service Shares for the measuring period will be used.

     After JCM determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Service Shares against the investment record of that Fund's benchmark index, JCM will apply the same performance adjustment (positive or negative) across all share classes of that Fund. The Trustees may determine that a class of shares of a Fund other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares for purposes of calculating the Performance Adjustment may apply to the entire performance period, so long as such successor class was outstanding at the beginning of such period. In the event that such successor class of shares was not outstanding for all or a portion of the performance measuring period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such successor class was outstanding and any prior portion of the performance measuring period shall be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.

     The Trustees may from time to time determine that another securities index is a more appropriate benchmark than a particular Fund's benchmark index, as identified below for each Fund, for purposes of evaluating the performance of that Fund. In such event, the Trustees will substitute a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark for purposes of calculating the Performance Adjustment is subject to applicable law.

     If approved by shareholders of the applicable Fund, the Proposed New Advisory Agreement and new fee schedule for that Fund are expected to become effective on January 1, 2006. For the first 12 months after the effective date, only the Fund's Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When a Proposed New Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed New Advisory Agreement took effect. Once a Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period.

     The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund to JCM) and the Fund's primary benchmark index are shown in the following table:

                                                             PROPOSED BASE FEE
FUND                                    BENCHMARK            (ANNUAL FEE RATE)
----                                    ---------            -----------------
Mid Cap Value Portfolio.....   Russell Midcap Value Index*         0.64%+
Risk-Managed Core
  Portfolio.................         S&P 500 Index**               0.50%++
Worldwide Growth
  Portfolio.................       MSCI World Index***             0.60%

---------------

   * The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

  ** The Standard & Poor's ("S&P") 500 Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 *** The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

   + This amount is reduced by the amount payable by Mid Cap Value Portfolio to Perkins, the subadviser to Mid Cap Value Portfolio, pursuant to a Subadvisory Agreement between JCM and Perkins. Under this Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended December 31, 2004, Mid Cap Value Portfolio paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.

  ++ JCM, and not Risk-Managed Core Portfolio, pays INTECH a fee for its services provided pursuant to a Subadvisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets.

     For purposes of calculating the performance adjustment for a Fund, if the difference between the investment performance of the Fund's Service Shares and the investment record of the Fund's primary benchmark index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment. The performance adjustment is made in specific increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the Fund's primary benchmark index. During any measuring period, the maximum annual rate of the investment advisory fee is +0.15% of the Base Fee and the minimum annual rate of the investment advisory fee is -0.15% of the Base Fee. The following tables show the annualized investment advisory fee rate payable by each

Fund if the Fund outperforms or underperforms its primary benchmark index at the levels shown in the tables.

MID CAP VALUE PORTFOLIO

Fund Outperforms its Benchmark By(%):...............     0.0      0.5      1.0      1.5      2.0
Management Fee(%):*.................................  0.6400   0.6588   0.6775   0.6963   0.7150

Fund Outperforms its Benchmark By(%):...............     2.5      3.0      3.5      4.0
Management Fee(%):*.................................  0.7338   0.7525   0.7713   0.7900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the Russell Midcap Value Index.

Fund Underperforms its Benchmark By(%):.............     0.0     -0.5     -1.0     -1.5     -2.0
Management Fee(%):*.................................  0.6400   0.6213   0.6025   0.5838   0.5650

Fund Underperforms its Benchmark By(%):.............    -2.5     -3.0     -3.5     -4.0
Management Fee(%):*.................................  0.5463   0.5275   0.5088   0.4900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the Russell Midcap Value Index.

     Under the terms of the current subadvisory agreement between JCM, on behalf of Mid Cap Value Portfolio, and Perkins, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee paid to JCM by the Fund (and JCM's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that pursuant to the terms of the Proposed New Advisory Agreement, the rate of subadvisory fee that Perkins receives from the Fund will adjust up or down in line with the rate of fee paid by the Fund to JCM based on Mid Cap Value Portfolio's Service Shares performance relative to the Russell Midcap Value Index. If shareholders of Mid Cap Value Portfolio do not approve the Proposed New Advisory Agreement for their Fund, Perkins will continue to receive a subadvisory fee from the Fund that is equal to 50% of the advisory fee paid by the Fund to JCM under the Current Advisory Agreement (and JCM's advisory fee is thereby reduced by 50%), currently 0.32% of Mid Cap Value Portfolio's average daily net assets.

RISK-MANAGED CORE PORTFOLIO

Fund Outperforms its Benchmark By(%):...............     0.0      0.5      1.0      1.5      2.0
Management Fee(%):*.................................  0.5000   0.5188   0.5375   0.5563   0.5750

Fund Outperforms its Benchmark By(%):...............     2.5      3.0      3.5      4.0
Management Fee(%):*.................................  0.5938   0.6125   0.6313   0.6500

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the S&P 500 Index.

Fund Underperforms its Benchmark By(%):.............     0.0     -0.5     -1.0     -1.5     -2.0
Management Fee(%):*.................................  0.5000   0.4813   0.4625   0.4438   0.4250

Fund Underperforms its Benchmark By(%):.............    -2.5     -3.0     -3.5     -4.0
Management Fee(%):*.................................  0.4063   0.3875   0.3688   0.3500

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the S&P 500 Index.

WORLDWIDE GROWTH PORTFOLIO

Fund Outperforms its Benchmark
  By(%):..............................     0.0      0.5      1.0      1.5      2.0      2.5      3.0
Management Fee(%):*...................  0.6000   0.6125   0.6250   0.6375   0.6500   0.6625   0.6750

Fund Outperforms its Benchmark
  By(%):..............................     3.5      4.0      4.5      5.0      5.5      6.0
Management Fee(%):*...................  0.6875   0.7000   0.7125   0.7250   0.7375   0.7500

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the MSCI World Index.

Fund Underperforms its Benchmark
  By(%):..............................     0.0     -0.5     -1.0     -1.5     -2.0     -2.5     -3.0
Management Fee(%):*...................  0.6000   0.5875   0.5750   0.5625   0.5500   0.5375   0.5250

Fund Underperforms its Benchmark
  By(%):..............................    -3.5     -4.0     -4.5     -5.0     -5.5     -6.0
Management Fee(%):*...................  0.5125   0.5000   0.4875   0.4750   0.4625   0.4500

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund's Service Shares compared to the investment record of the MSCI World Index.

COMPARISON OF CURRENT FEES AND EXPENSES WITH PRO FORMA FEES AND EXPENSES

     The following table describes the shareholder fees and annual fund operating expenses that you may pay under the current fee structure and proposed performance-based fee structure if you buy and hold shares of the Funds. For all Funds, the fees and expenses shown were determined based upon net assets as of the fiscal year ended December 31, 2004. All expenses are shown without the effect of expense offset arrangements.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Risk-Managed Core Portfolio or Worldwide Growth Portfolio that you have held for three months or less, you may pay a redemption fee. In addition, each variable insurance contract involves fees and expenses not described herein. Please consult your contract prospectus for informa-tion regarding contract fees and expenses and any restrictions on purchases or allocations.

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                  TOTAL
                                    DISTRIBUTION/                ANNUAL                NET ANNUAL
                                       SERVICE                    FUND                    FUND
                       MANAGEMENT      (12B-1)       OTHER      OPERATING    EXPENSE    OPERATING
                          FEE          FEES(1)      EXPENSES   EXPENSES(2)   WAIVER    EXPENSES(2)
                       ----------   -------------   --------   -----------   -------   -----------
MID CAP VALUE
  PORTFOLIO
  Service Shares
    Current..........    0.64%          0.25%        0.47%        1.36%          --       1.36%
    Proposed.........    0.61%          0.25%        0.47%        1.33%          --       1.33%
  Institutional
    Shares
    Current..........    0.64%            N/A        0.37%        1.01%          --       1.01%
    Proposed.........    0.61%            N/A        0.37%        0.98%          --       0.98%
RISK-MANAGED CORE
  PORTFOLIO
  Service Shares
    Current..........    0.50%          0.25%        0.62%(3)     1.37%          --       1.37%
    Proposed.........    0.58%          0.25%        0.62%(3)     1.45%       0.10%       1.35%
WORLDWIDE GROWTH
  PORTFOLIO
  Service Shares
    Current..........    0.60%          0.25%        0.03%        0.88%         N/A       0.88%
    Proposed.........    0.60%          0.25%        0.03%        0.88%         N/A       0.88%
  Service II Shares
    Current..........    0.60%          0.25%        0.03%        0.88%         N/A       0.88%
    Proposed.........    0.60%          0.25%        0.03%        0.88%         N/A       0.88%
  Institutional
    Shares
    Current..........    0.60%            N/A        0.03%        0.63%         N/A       0.63%
    Proposed.........    0.60%            N/A        0.03%        0.63%         N/A       0.63%

---------------

(1) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) Annual Fund Operating Expenses are stated both with (under "Net" expenses) and without (under "Total" expenses") contractual expense waivers by JCM. JCM has contractually agreed to waive each Fund's total operating expenses (excluding the distribution fees, brokerage commissions, interest, taxes and extraordinary expenses) to a certain limit until at least May 1, 2007. The expense waivers shown reflect the application of such limit.

(3) Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investing through institutional channels.

EXAMPLES:

     The following examples are based on expenses without waivers as shown in the table above. These examples are intended to help you compare the cost of investing in the Funds under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
MID CAP VALUE PORTFOLIO
  Service Shares
     Current...................   $138     $431      $745      $1,635
     Proposed..................   $135     $421      $729      $1,601
  Institutional Shares
     Current...................   $103     $322      $558      $1,236
     Proposed..................   $100     $312      $542      $1,201
RISK-MANAGED CORE PORTFOLIO
  Service Shares
     Current...................   $139     $434      $750      $1,646
     Proposed..................   $148     $459      $792      $1,735
WORLDWIDE GROWTH PORTFOLIO
  Service Shares
     Current...................   $ 90     $281      $488      $1,084
     Proposed..................   $ 90     $281      $488      $1,084

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
  Service II Shares
     Current...................   $ 90     $281      $488      $1,084
     Proposed..................   $ 90     $281      $488      $1,084
  Institutional Shares
     Current...................   $ 64     $202      $351      $  786
     Proposed..................   $ 64     $202      $351      $  786

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed New Advisory Agreement for each applicable Fund and authorized the submission of each Proposed New Advisory Agreement to the Fund's shareholders for approval.

     For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have been exploring the possibility of modifying the fee structure for certain of the Funds to provide for a Base Fee for each of those Funds at the same rate as the current advisory fee rate for that Fund, and a performance-based adjustment that would increase or decrease the rate of fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index. They also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those Funds and their shareholders. They believe that the fee structures proposed for each of those Funds will achieve that objective.

     As described above, the maximum amount by which the actual fee, as adjusted, can differ from the Base Fee as a result of a Fund's performance is 0.15% of average net assets. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index that does not incur any expenses.

     The Trustees determined that the primary benchmark index specified in each of the Proposed New Advisory Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributable to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating the Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of the Proposed New Advisory Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance period.

     In addition to considering the performance fee structure reflected in each Proposed New Advisory Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 4.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 4.b. as to each applicable Fund requires a 1940 Act Majority. Approval of Proposal 4.b. by shareholders of Risk-Managed Core Portfolio is contingent upon approval of the same proposal for shareholders of Janus Risk-Managed Stock Fund, a series of JIF, and Janus Adviser Risk-Managed Core Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b. by shareholders of Mid Cap Value Portfolio is contingent upon approval of the same proposal for shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Adviser Mid Cap Value Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b. by shareholders of Worldwide Growth Portfolio is contingent upon approval of the same proposal for shareholders of Janus Worldwide Fund, a series of JIF, and Janus Adviser Worldwide Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements.

     If shareholders of a Fund do not approve the Proposed New Advisory Agreement for the Fund, JCM will continue as the Fund's investment adviser under the terms of the Current Advisory Agreement for that Fund.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED NEW ADVISORY AGREEMENT FOR THEIR FUND.

                PROPOSAL 5: APPROVE A NEW SUB-ADVISORY AGREEMENT
             BETWEEN JCM, ON BEHALF OF RISK-MANAGED CORE PORTFOLIO,
                       AND INTECH THAT WOULD INTRODUCE A
                PERFORMANCE INCENTIVE SUBADVISORY FEE STRUCTURE

     This Proposal 5 applies to Risk-Managed Core Portfolio only.

INTRODUCTION

     On September 20, 2005, as described in Proposal 4.b. above, the Board of Trustees approved the Proposed New Advisory Agreement for shareholders of Risk-Managed Core Portfolio that changes the annual fee rate for advisory fees paid to JCM by the Fund, pursuant to its Current Advisory Agreement, from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund's Service Shares relative to its benchmark, the S&P 500(R) Index.

     In addition, the Board of Trustees approved a new Sub-Advisory Agreement ("Proposed New Sub-Advisory Agreement") between JCM, on behalf of the Fund, and INTECH, related to subadvisory services provided for the Fund that similarly changes the annual fee rate for subadvisory fees paid by JCM to INTECH, pursuant to its current Sub-Advisory Agreement ("Current Sub-Advisory Agreement"), from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund's Service Shares relative to its benchmark. Such change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed New Sub-Advisory Agreement to shareholders of the Fund for their approval.

     A Copy of the Proposed New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit K.

     The proposal to replace the Current Sub-Advisory Agreement with the Proposed New Sub-Advisory Agreement and institute the proposed performance-based subadvisory fee is designed to more closely align INTECH's interests with those of the Fund's shareholders. The subadvisory fee JCM pays to INTECH would decrease when the Fund is not performing well relative to its benchmark, and would increase during periods when the Fund outperforms its benchmark. In addition, JCM believes that the proposed subadvisory fee structure would enable INTECH to maintain the quality of services it provides to the Fund as well as attract and retain talented investment personnel. THE FUND DOES NOT PAY ANY FEE TO INTECH; THE SUBADVISORY FEE IS PAID SOLELY BY JCM.

INTECH AS SUBADVISER

     INTECH currently serves as subadviser to the Fund pursuant to the Current Sub-Advisory Agreement. INTECH is a direct subsidiary of JCG. JCG owns approximately 77.5% of the outstanding voting shares of INTECH. JCG also owns approximately 95% of JCM. The principal executive officers and directors of INTECH, located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, and their principal occupations are included in Exhibit L to this Proxy Statement.

     INTECH has served as an investment adviser since           and currently
serves as subadviser to five Janus Funds as of September 1, 2005. INTECH also provides separate account advisory services to institutional accounts. As of
          , 2005, INTECH had $     in assets under management. INTECH currently
serves as subadviser to several other funds with similar investment objectives as those of the Fund. The objective, net asset size as of June 30, 2005, and annual rate of compensation paid by JCM to INTECH, as a percentage of the Fund's average daily net assets, is shown in the table below.

                                                ANNUAL RATE    FEE WAIVERS
                                    NET ASSET        OF            OR
FUND                    OBJECTIVE     SIZE      COMPENSATION   REDUCTIONS
----                    ---------   ---------   ------------   -----------
Janus Risk-Managed
  Stock Fund..........                             0.26%          None
Janus Adviser
  Risk-Managed Core
  Fund................                             0.26%          None

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENT

     Under the Current Sub-Advisory Agreement, JCM has delegated to INTECH certain investment management services. JCM maintains a supervisory role with respect to its delegation of investment management services to INTECH. INTECH is responsible for the day-to-day management of the Fund and determines the purchase and sale of securities held by the Fund, subject to the Trust's Trust Instrument, Bylaws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     INTECH pays the salaries, fees and expenses of its investment personnel. In connection with JCM's delegation of investment management services to INTECH,

INTECH: (i) manages the investment operations of the Fund's portfolio; (ii) furnishes information to JCM or the Trust as reasonably required to keep JCM, the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the portfolio of the Fund; (iii) maintains all books and records related to the Fund required to be maintained pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended; (iv) submits reports to JCM relating to the valuation of the Fund's assets; (v) exercises voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised; (vi) provides the Trustees and JCM with economic, operational and investment data and reports; and
(vii) provides JCM with information for regulatory filings. JCM provides certain administrative and other services and is responsible for the other business affairs of the Fund.

     Pursuant to its Current Sub-Advisory Agreement dated July 1, 2004, JCM pays INTECH a subadvisory fee for its services, which is calculated daily and paid monthly at the annual rate of 0.26% of the Fund's average daily net asset value. For the fiscal year ended December 31, 2004, JCM paid INTECH $39,703 in subadvisory fees.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Sub-Advisory Agreement for the Fund. The Current Sub-Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees and by either a majority of the outstanding voting securities of the Fund or the Trustees of the Fund. The Current Sub-Advisory Agreement was
submitted to the vote of the Fund's initial shareholder on           in
connection with the commencement of the Fund's operations.

     The Current Sub-Advisory Agreement: (i) may be terminated without payment of any penalty by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; (iii) may be terminated by JCM or INTECH at any time, without penalty, by giving 60 days' advance written notice of termination to the other party; (iv) may be terminated by JCM or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the Current Sub-Advisory Agreement; (v) terminates, without penalty, upon termination of the Current Advisory Agreement between JCM and the Fund; and (vi) generally, may not be amended without approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     The following table summarizes the pro forma advisory fees based on the net assets of the Fund that would have been paid by JCM to INTECH under the

Proposed New Sub-Advisory Agreement for the fiscal year ended December 31, 2004. This information assumes that the performance adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over a full 36 month performance period. The last column indicates the percentage increase or decrease of the fee that INTECH would have received had the proposed performance-based fee arrangement been in effect during the period.

                                          PRO FORMA     % INCREASE OR
NET ASSETS                              ADVISORY FEES     DECREASE
(000'S)---                              -------------   -------------
$20,680                                    $41,113          3.55%

DESCRIPTION OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     Except for the performance adjustments described below, the terms of the Current Sub-Advisory Agreement and the Proposed New Sub-Advisory Agreement are substantially similar, except for the effective dates and the renewal dates. It is anticipated that the same services will be provided under the Proposed New Sub-Advisory Agreement as are provided under the Current Sub-Advisory Agreement.

     The proposed investment advisory fee rate to be paid by JCM to INTECH will consist of two components: (1) a base management fee equal to 0.26% of the Fund's average daily net assets, calculated over the previous month for which the base fee is paid ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to JCM by the Fund ("Performance Adjustment"), pursuant to the Proposed New Advisory Agreement between JCM and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the Proposed New Sub-Advisory Agreement has been in effect for at least 12 months.

     The Base Fee is the same as the annual fixed-rate fee paid by JCM to INTECH under its Current Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by JCM to INTECH, depending upon the investment performance of the Fund's Service Shares relative to the S&P 500(R) Index over the performance measuring period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets for the Base Fee versus average net assets over the performance measuring period for the Performance Adjustment).

     If approved by shareholders of the Fund, the Proposed New Sub-Advisory Agreement and new fee schedule for the Fund is expected to become effective on January 1, 2006. For the first 12 months after inception of the new fee schedule, only the Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When the Proposed New Sub-Advisory Agree-ment has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed New Sub-Advisory Agreement took effect. Once the Fund has 36 months of performance history from January 1, 2006, the Performance Adjustment will be calculated using a rolling 36 month period. During any measuring period, the maximum annual rate of the subadvisory fee is 0.335% and the minimum annual rate of the subadvisory fee is 0.185%.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed New Sub-Advisory Agreement for Risk-Managed Core Portfolio and authorized the submission of the Proposed New Sub-Advisory Agreement to the Fund's shareholders for approval.

     The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed New Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, the Trustees considered the factors and reached the conclusions described above under Proposal 4.b -- Board Approval and Recommendation.

     In addition, in approving the Proposed New Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 4.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 5 requires a 1940 Act Majority of the Fund with all classes voting together. Approval of Proposal 5 is contingent upon approval of the Proposed New Advisory Agreement by shareholders of Risk-Managed Core Portfolio as described in Proposal 4.b. above. If shareholders of the Fund do not approve the Proposed New Sub-Advisory Agreement, INTECH will continue as the Fund's subadviser under the terms of the Current Sub-Advisory Agreement. If approved, the Proposed New Sub-Advisory Agreement will become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

                             FUND SERVICE PROVIDERS

WHO SERVES AS MY FUND'S TRANSFER AGENT?

     Janus Services, a whollyowned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as each Fund's transfer agent pursuant to a Transfer Agency Agreement between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of each Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive from Service Shares of Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio, Mid Cap Value Portfolio and Small Company Value Portfolio, an administrative services fee calculated at an annual rate of up to 0.10% of the average daily net asset value of the Service Shares of each of these Funds. Such fee compensates Janus Services for providing, or arranging for the provision of recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. Janus Services may pass through all or a portion of this administrative services fee to third party service providers. Janus Services may also retain a portion of the administrative services fee to cover costs of administering relationships with third party service providers. Janus Services intends to continue to provide the same services under the Proposed Amended Advisory Agreements (discussed in Proposal 4.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 4.b. above). Fees paid by Service Shares of Mid Cap Value Portfolio, Risk-Managed Core Portfolio and Small Company Value Portfolio to Janus Services for the fiscal year ended December 31, 2004 are shown in the following table.

                                FEES PAID TO JANUS SERVICES FOR FISCAL YEAR
FUND                                      ENDED DECEMBER 31, 2004
----                            -------------------------------------------
Mid Cap Value Portfolio.......
Risk-Managed Core Portfolio...
Risk-Managed Growth
  Portfolio...................
Small Company Value
  Portfolio...................

WHO SERVES AS MY FUND'S DISTRIBUTOR?

     Janus Distributors, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Trust pursuant to a Distribution Agreement between the Trust and Janus Distributors. Pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Service Shares and Service II Shares, Janus Distributors receives a 12b-1 distribution fee from Service Shares and Service II Shares at the annual rate of up to 0.25% of the average daily net assets of such shares in each Fund. Janus Distributors uses the payments to pay insurance companies and qualified service providers for distribution services pro-vided by such service providers. Janus Distributors may retain some or all of this fee or may pass it through to financial intermediaries in payment for distribution services. Janus Distributors intends to continue to provide the same services under the Proposed Amended Advisory Agreements (discussed in Proposal 4.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 4.b. above).

     Fees paid by Service Shares and Service II Shares of each Fund offering such shares for the fiscal year ended December 31, 2004 are shown in the table below.

                                      FEES PAID TO JANUS DISTRIBUTORS FOR
                                               FISCAL YEAR ENDED
                                               DECEMBER 31, 2004
                                     -------------------------------------
FUND                                 SERVICE SHARES    SERVICE II SHARES
----                                 --------------   --------------------
Balanced Portfolio.................
Core Equity Portfolio..............
Flexible Bond Portfolio............
Foreign Stock Portfolio............
Forty Portfolio....................
Global Life Sciences Portfolio.....
Global Technology Portfolio........
Growth and Income Portfolio........
International Growth Portfolio.....
Large Cap Growth Portfolio.........
Mid Cap Growth Portfolio...........
Mid Cap Value Portfolio............
Money Market Portfolio.............
Risk-Managed Core Portfolio........
Risk-Managed Growth Portfolio......
Small Company Value Portfolio......
Worldwide Growth Portfolio.........

WHO SERVES AS MY FUND'S ADMINISTRATOR?

     JCM serves as administrator to the Trust, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Trust. JCM may be reimbursed by the Trust for certain administrative and clerical functions it provides to each Fund as well as for reasonable costs it incurs in performing certain functions. JCM intends to continue to provide the same administrative services after implementation of the Proposed Amended Advisory Agreements (discussed in Proposal 4.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 4.b. above).

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, including all of the Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semi-annual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit service provided to the Funds by PWC and any non-audit service provided by PWC to JCM and entities controlling, controlled by, or under common control with JCM that provide ongoing services to the Funds (collectively, "Fund Service Providers"), that relate directly to the operations and financial reporting of a Fund ("Covered Services"), are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by JCM at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by JCM, and the Audit

Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     In circumstances where the Trust's Audit Committee did not pre-approve certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus Fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years for the Trust, are shown in the table below.

2004(A)                                                 2003(A)
-------                                                 -------
$237,100                                                $245,100

---------------

(A)  Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees.

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

2004(A)                                                 2003(A)
-------                                                 -------
$112,250                                                $231,395

---------------

(A)  Aggregate amounts may reflect rounding.

     Fees included in the audit-related category consist of assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions and semiannual financial statement disclosure review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds, are shown in the table below.

2004(A)                                                  2003(A)
-------                                                  -------
$57,695                                                  $58,656

---------------

(A) Aggregate amounts may reflect rounding.

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds are shown in the table below.

2004(A)                                                  2003(A)
-------                                                  -------
$38,435                                                  $23,215

---------------

(A) Aggregate amounts may reflect rounding.

     Fees included in the Tax Fees category consist of all services performed by professional staff in PWC's tax division, except those services related to the audit. Typically, this category includes fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, there were no Other Fees billed by PWC for all other non-audit services rendered to the Funds.

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended December 31, 2004 and December 31, 2003 for the Trust, the aggregate fees billed by PWC of $84,000 and $119,000, respectively, for non-audit services rendered on behalf of the Funds, JCM and Fund Service Providers relating to Covered and Non-Covered Services, are shown in the table below.

                     2004(A)                                   2003(A)
     ---------------------------------------   ---------------------------------------
     COVERED SERVICES   NON-COVERED SERVICES   COVERED SERVICES   NON-COVERED SERVICES
     ----------------   --------------------   ----------------   --------------------
         $84,000                 $0                $119,000                $0

---------------

(A) Aggregate amounts may reflect rounding.

                               ADDITIONAL INFORMATION

    QUORUM AND VOTING

     Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held on the Record Date.

     If you are not the owner of record but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you instruct it how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting, with respect to each Fund or the Trust, as applicable, shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to obtain any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment, and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present, but do not represent votes cast with respect to a proposal. For purposes of voting on a proposal, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, for which the required vote is a plurality of the votes cast. For Proposals 2, 3, 4.a., 4.b., and 5, abstentions and "broker non-votes" have the same effect as a "no" vote.

  PROPOSAL 1: ELECTING TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of one-third of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this proposal.

  PROPOSALS 2.A., 2.B., AND 2.C.: AMENDMENTS TO THE TRUST INSTRUMENT

     Shareholders of each Fund will vote together with respect to each of Proposal 2.a., 2.b. and 2.c. The presence in person or by proxy of the holders of record of one-third of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this proposal.

  PROPOSAL 3: ELIMINATION OF FUNDAMENTAL POLICY, FLEXIBLE BOND PORTFOLIO ONLY

     Shareholders of Flexible Bond Portfolio will vote together. The presence in person or by proxy of the holders of record of more than 50% of Flexible Bond Portfolio's aggregate total shares outstanding and entitled to vote constitutes a quorum with respect to this proposal.

  PROPOSAL 4.A. AND 4.B.: APPROVAL OF AMENDED OR NEW INVESTMENT ADVISORY
  AGREEMENT

     Shareholders of each Fund (except Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio, and Small Company Value Portfolio) vote separately on Proposal 4.a. (all classes voting together). Shareholders of Mid Cap Value Portfolio, Risk-Managed Core Portfolio, and Worldwide Growth Portfolio will vote separately on Proposal 4.b. (all classes voting together). The presence in person or by proxy of the holders of record of one-third of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this proposal.

     Approval of Proposal 4.b. by shareholders of Risk-Managed Core Portfolio is contingent upon approval of the same proposal for shareholders of Janus Risk-Managed Stock Fund, a series of JIF, and Janus Adviser Risk-Managed Core Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b. by shareholders of Mid Cap Value Portfolio is contingent upon approval of the same proposal for shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Adviser Mid Cap Value Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b. by shareholders of Worldwide Growth Portfolio is contingent upon approval of the same proposal for shareholders of Janus Worldwide Fund, a series of JIF, and Janus Adviser Worldwide Fund, a series of JAD, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements.

  PROPOSAL 5: APPROVAL OF NEW SUB-ADVISORY AGREEMENT, RISK-MANAGED CORE PORTFOLIO ONLY

     Shareholders of Risk-Managed Core Portfolio will vote together on Proposal
5. The presence in person or by proxy of the holders of record of one-third of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this proposal. Approval of Proposal 5 is contingent upon approval of the Proposed New Advisory Agreement by shareholders of Risk-Managed Core Portfolio as described in Proposal 4.b. above.

     With respect to Proposals 4.b and 5, in addition to obtaining the required shareholder approval, implementation of the Proposed New Advisory Agreement for each applicable Fund (described in Proposal 4.b.) and the Proposed New Sub-Advisory Agreement for Risk-Managed Core Portfolio (described in Proposal 5) is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004 and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Exhibit D to this Proxy Statement.

     Shares of each Fund are offered by purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of September 1, 2005, all of the outstanding shares of the Funds were owned by certain insurance company separate accounts, qualified plans and by JCM [CONFIRM]. The percentage ownership of each separate account or qualified plan owning more than 5% of each class (as applicable) of each Fund's shares as of September 1, 2005 is provided in Exhibit M. To the best of the Trust's knowledge, as of September 1, 2005, no person owned beneficially more than 5% of any class of a Fund's outstanding shares, except as stated in Exhibit M. [TO THE BEST KNOWLEDGE OF THE TRUST, EXCEPT FOR JCM'S OWNERSHIP IN A FUND, AS INDICATED IN EXHIBIT M TO THIS PROXY STATEMENT, NO PERSON OWNS 25% OR MORE OF A CLASS OF SHARES OF ANY FUND. ENTITIES SHOWN IN EXHIBIT M TO THIS PROXY STATEMENT AS OWNING 25% OR MORE OF A CLASS OF A FUND[, UNLESS OTHERWISE INDICATED,] ARE NOT THE BENEFICIAL OWNERS OF SUCH SHARES.] [NONE OF THE QUALIFIED PLANS OWNED 10% OR MORE OF THE SHARES OF THE TRUST AS A WHOLE.]

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing the proxy card(s), and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone or otherwise, will be allocated between JCM and the Janus Funds, as described in the next sentence. JCM will pay the costs associated with solicitation of proxies for the election of Trustees. The Janus Funds will pay all other costs allocated among the Funds on the basis of relative net assets. In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of JCM or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone or by any other means available.

     JCM has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $5.4 million, plus expenses. Such expenses shall be allocated between the Janus Funds and JCM as described above.

     Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of shares. For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses. Among other things, Computershare will be:
(i) required to maintain the confidentiality of all shareholder information;
(ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of Computershare if their vote has not been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting. This option requires shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting. Follow the instructions in the proxy materials. This option requires shareholders to enter a control number which is located on the proxy card. Follow the instructions on the screen using the proxy card as a guide. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact
Computershare at 1-800-          . Any proxy given by a shareholder is revocable
until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust (at the address indicated on page 1 of this Proxy Statement) a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     Shares Held By Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by JCM or its agent. INTECH has authority to place trades on behalf of Risk-Managed Core Portfolio and Risk-Managed Growth Portfolio. Each of JCM's and INTECH's policy is to seek "best execution" on each trade. The Funds do not allocate portfolio transactions on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the Funds and receive brokerage commissions.

     The Trustees have authorized JCM to place trades with an affiliated broker. JCM has not placed any trades with an affiliated broker since June 16, 2004. However, prior to June 16, 2004, JCM was affiliated with DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST Systems, Inc. ("DST"), and placed trades on behalf of the Funds through DSTS. As authorized by the Trustees, JCM placed trades with DSTS when it reasonably believed that the quality of the execution and the associated commission were fair and reasonable and when, overall, the associated transaction costs, net of any credits discussed below, were lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS were normally used as a means to reduce Fund expenses by generating credits to offset the license fees charged to a Fund by DST for the use of its shareholder accounting system. The table below sets forth the fees paid to DSTS for the Funds' fiscal year ended December 31, 2004. Funds not listed below did not pay any fees to DSTS.

                       AGGREGATE COMMISSIONS   PERCENT OF AGGREGATE BROKERAGE
FUND                       PAID TO DSTS           COMMISSIONS PAID BY FUND
----                   ---------------------   ------------------------------


LEGAL MATTERS

     Information regarding material pending legal proceedings involving JCM or any Fund is attached to this Proxy Statement as Exhibit N.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND

A REVIEW OF PORTFOLIO CHANGES, ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CONTACTING YOUR INSURANCE COMPANY OR PLAN SPONSOR. COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE ALSO AVAILABLE,
WITHOUT CHARGE, BY CALLING 800-          , VIA THE INTERNET AT WWW.JANUS.COM, OR
BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes

                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

                               INDEX OF EXHIBITS

EXHIBIT A:  Nominating and Governance Committee Charter

EXHIBIT B:  Officers of the Trust

EXHIBIT C:  Trust Instrument with Proposed Amendments

EXHIBIT D:  Number of Outstanding Shares and Net Assets

EXHIBIT E:  Form of Proposed Amended Advisory Agreement for Equity
            and Income Funds

EXHIBIT F:  Form of Amended Advisory Agreement for Money Market Fund

EXHIBIT G:  Principal Executive Officers and Their Principal
            Occupations

EXHIBIT H:  Other Funds Managed with Similar Investment Objectives

EXHIBIT I:  Form of Proposed New Advisory Agreement for Worldwide
            Growth Portfolio

EXHIBIT J:  Form of Proposed New Advisory Agreement for Mid Cap
            Value Portfolio and Risk-Managed Core Portfolio

EXHIBIT K:  Form of Proposed New Sub-Advisory Agreement for Risk-
            Managed Core Portfolio

EXHIBIT L:  Principal Executive Officer and Directors of INTECH

EXHIBIT M:  5% Beneficial Owners of Shares

EXHIBIT N:  Legal Matters

                                   EXHIBIT A
                               JANUS ASPEN SERIES
                             JANUS INVESTMENT FUND
                              JANUS ADVISER SERIES

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

             (ADOPTED DECEMBER 5, 2000; REVISED DECEMBER 10, 2001;
             REVISED DECEMBER 10, 2002; REVISED SEPTEMBER 16, 2003; REVISED MARCH 16, 2004; REVISED JUNE 15, 2004; REVISED JUNE 14, 2005)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series, Janus Investment Fund, and Janus Adviser Series (each a "Trust" and, collectively, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chairman of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

  A.  TRUSTEE NOMINATIONS, ELECTIONS, AND TRAINING

     The Committee shall:

     1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

          (a) The candidate's knowledge in matters related to the investment company industry;

          (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

          (c) The candidate's educational background;

          (d) The candidate's reputation for high ethical standards and personal and professional integrity;

          (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

          (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

          (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

          (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Management LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

          (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

          (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

     Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

     The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

     2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

     3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B.  COMMITTEE NOMINATIONS AND FUNCTIONS

     The Committee shall:

     1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

     2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C.  GOVERNANCE OVERSIGHT

     The Committee shall:

     1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

     2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

          (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

          (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

          (c) Coordinate an annual schedule of portfolio reports to the Trustees;

          (d) Conduct the Trustee meetings;

          (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

          (f) Perform such other duties as the Independent Trustees may determine from time to time.

     3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D.  TRUSTEE MEETING PLANNING

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E.  OTHER RESPONSIBILITIES AND DUTIES

     The Committee shall:

     1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

     2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

     3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

     4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

     5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                             JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
                              JANUS ADVISER SERIES
           (EACH A "TRUST," AND COLLECTIVELY, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

  PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

                            (ADOPTED MARCH 16, 2004)

     The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                       EXHIBIT B

                 TRUST OFFICERS AND THEIR PRINCIPAL OCCUPATIONS

                                                      TERM OF
NAME, AGE AS OF                                     OFFICE* AND
DECEMBER 31, 2004         POSITIONS HELD WITH        LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS                    PORTFOLIOS           TIME SERVED        THE PAST FIVE YEARS
-----------------         -------------------       -----------    ----------------------------
Jonathan D. Coleman...  Executive Vice President   2/02-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Mid Cap Growth Portfolio                   Manager for other Janus
Age 33                                                             accounts. Formerly, Analyst
                                                                   (1994-1997 and 2000-2002)
                                                                   for Janus Capital
                                                                   Corporation.

C. Mike Lu............  Executive Vice President   12/99-Present   Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Global Technology                          Manager for other Janus
Age 35                  Portfolio                                  accounts.

Brent A. Lynn.........  Executive Vice President   1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        International Growth                       Manager for other Janus
Age 40                  Portfolio                                  accounts. Formerly, Analyst
                                                                   (1991-2001) for Janus
                                                                   Capital Corporation.

Thomas R. Malley......  Executive Vice President   12/99-Present   Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                   Capital and Portfolio
Denver, CO 80206        Global Life Sciences                       Manager for other Janus
Age 36                  Portfolio                                  accounts.

Marc Pinto............  Executive Vice President   5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                   Capital and Portfolio
Denver, CO 80206        Balanced Portfolio                         Manager for other Janus
Age 43                                                             accounts.

Blaine P. Rollins.....  Executive Vice President   1/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Large Cap Growth                           Manager for other Janus
Age 37                  Portfolio                                  accounts.

Scott W. Schoelzel....  Executive Vice President   5/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Forty Portfolio                            Manager for other Janus
Age 46                                                             accounts.

Gibson Smith..........  Executive Vice President   5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                   Capital and Portfolio
Denver, CO 80206        Balanced Portfolio                         Manager for other Janus
Age 36                                                             accounts. Formerly, Analyst,
                                                                   (2001-2003) for Janus
                                                                   Capital Corporation and
                                                                   worked in the fixed-income
                                                                   division (1991-2001) for
                                                                   Morgan Stanley.

                                                      TERM OF
NAME, AGE AS OF                                     OFFICE* AND
DECEMBER 31, 2004         POSITIONS HELD WITH        LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS                    PORTFOLIOS           TIME SERVED        THE PAST FIVE YEARS
-----------------         -------------------       -----------    ----------------------------

Minyoung Sohn.........  Executive Vice President   5/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Core Equity Portfolio                      Manager for other Janus
Age 29                                                             accounts. Formerly, Analyst
                                                                   (1998-2003) for Janus
                                                                   Capital Corporation.

                        Executive Vice President   1/04-Present
                        and Portfolio Manager
                        Growth and Income
                        Portfolio

Ronald V. Speaker.....  Executive Vice President   5/93-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Flexible Bond Portfolio                    Manager for other Janus
Age 40                                                             accounts.

J. Eric Thorderson....  Executive Vice President   1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Money Market Portfolio                     Manager for other Janus
Age 43                                                             accounts.

Jason P. Yee..........  Executive Vice President   7/04-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Worldwide Growth                           Manager for other Janus
Age 35                  Portfolio                                  accounts. Formerly,
                                                                   Portfolio Manager and
                                                                   Managing Director
                                                                   (1996-2000) for Bee &
                                                                   Associates and Analyst
                                                                   (2000-2001) for Janus
                                                                   Capital Corporation.

                        Executive Vice President   3/01-Present
                        and Portfolio Manager
                        Foreign Stock Portfolio

Bonnie M. Howe........  Vice President             12/99-Present   Vice President and Assistant
151 Detroit Street                                                 General Counsel of Janus
Denver, CO 80206                                                   Capital, Janus Distributors
Age 39                                                             LLC and Janus Services LLC.

                                                      TERM OF
NAME, AGE AS OF                                     OFFICE* AND
DECEMBER 31, 2004         POSITIONS HELD WITH        LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS                    PORTFOLIOS           TIME SERVED        THE PAST FIVE YEARS
-----------------         -------------------       -----------    ----------------------------

Kelley Abbott Howes...  General Counsel            4/04-Present    Senior Vice President and
151 Detroit Street                                                 General Counsel of Janus
Denver, CO 80206        Vice President and         12/99-Present   Capital and Janus Services
Age 39                  Secretary                                  LLC; and Senior Vice
                                                                   President and Assistant
                                                                   General Counsel of Janus
                                                                   Distributors LLC. Formerly,
                                                                   Vice President (1999-2005)
                                                                   of Janus Distributors LLC;
                                                                   Vice President (2000-2004)
                                                                   and Assistant General
                                                                   Counsel (2002-2004) of Janus
                                                                   Services LLC; and Vice
                                                                   President and Assistant
                                                                   General Counsel (1999-2004)
                                                                   of Janus Capital.

David R. Kowalski.....  Vice President and Chief   6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer                         Chief Compliance Officer of
Denver, CO 80206                                                   Janus Capital, Janus
Age 47                                                             Distributors LLC, and Janus
                                                                   Services LLC; Chief
                                                                   Compliance Officer of Bay
                                                                   Isle Financial LLC and
                                                                   Enhanced Investment
                                                                   Technologies LLC. Formerly,
                                                                   Vice President of Janus
                                                                   Capital (2000-2005), Janus
                                                                   Distributors LLC (2000-2001)
                                                                   and Janus Services LLC
                                                                   (2004-2005); Assistant Vice
                                                                   President of Janus Services
                                                                   LLC (2000-2004); and Senior
                                                                   Vice President and Director
                                                                   (1985-2000) of Mutual Fund
                                                                   Compliance for Van Kampen
                                                                   Funds.

                                                      TERM OF
NAME, AGE AS OF                                     OFFICE* AND
DECEMBER 31, 2004         POSITIONS HELD WITH        LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS                    PORTFOLIOS           TIME SERVED        THE PAST FIVE YEARS
-----------------         -------------------       -----------    ----------------------------

Girard C. Miller**....  President and Chief        11/03-Present   Executive Vice President and
151 Detroit Street      Executive Officer                          Chief Operating Officer of
Denver, CO 80206                                                   Janus Capital Group Inc. and
Age 53                                                             Janus Capital; President of
                                                                   Janus Distributors LLC and
                                                                   Janus Capital International
                                                                   LLC; Executive Vice
                                                                   President of Janus Services
                                                                   LLC; President and Director
                                                                   of Janus Management Holdings
                                                                   Corporation; Chief Operating
                                                                   Officer and President of
                                                                   Capital Group Partners,
                                                                   Inc.. Formerly, Director of
                                                                   Capital Group Partners, Inc.
                                                                   (2003-2004); and President
                                                                   and Chief Executive Officer
                                                                   of ICMA Retirement
                                                                   Corporation (1993-2003).

Jesper Nergaard.......  Chief Financial Officer    3/05-Present    Vice President of Janus
151 Detroit Street                                                 Capital. Formerly, Director
Denver, CO 80206        Vice President,            2/05-Present    of Financial Reporting for
Age 42                  Treasurer, and Principal                   OppenheimerFunds, Inc.
                        Accounting Officer                         (2004-2005); Site Manager
                                                                   and First Vice President of
                                                                   Mellon Global Securities
                                                                   Services (2003); and
                                                                   Director of Fund Accounting,
                                                                   Project Development and
                                                                   Training of INVESCO Funds
                                                                   Group (1994-2003).

---------------

 * Officers are elected annually by the Trustees for a one-year term.

** Effective August 2005, Mr. Miller has announced his intention to retire his positions with Janus Capital Group Inc. and its subsidiaries. Also effective at that time, Mr. Miller will retire as President and Chief Executive Officer of the Trust.

                                                                       EXHIBIT C

                               JANUS ASPEN SERIES
                              AMENDED AND RESTATED
                                TRUST INSTRUMENT
                             DATED MARCH 18, 2003,
                      AMENDED [NOVEMBER           , 2005]

DEFINITIONS.....................................................   C-1
THE TRUSTEES AND THE ADVISORY BOARD.............................   C-2
  SECTION 1.   Management of the Trust..........................   C-2
  SECTION 2.   Election and Number of Trustees..................   C-2
  SECTION 3.   Term of Office of Trustees.......................   C-2
  SECTION 4.   Vacancies; Appointment of Trustees...............   C-3
  SECTION 5.   Temporary Vacancy or Absence.....................   C-3
  SECTION 6.   Chairman.........................................   C-3
  SECTION 7.   Action by the Trustees...........................   C-3
  SECTION 8.   Ownership of Trust Property......................   C-4
  SECTION 9.   Effect of Trustees Not Serving...................   C-4
  SECTION 10.  Trustees, etc. as Shareholders...................   C-4
POWERS OF THE TRUSTEES..........................................   C-5
  SECTION 1.   Powers...........................................   C-5
  SECTION 2.   Certain Transactions.............................   C-7
  SECTION 3.   Advisory Board...................................   C-8
SERIES; CLASSES; SHARES.........................................   C-8
  SECTION 1.   Establishment of Series or Classes...............   C-8
  SECTION 2.   Shares of Beneficial Interest....................   C-8
  SECTION 3.   Investment in the Trust..........................   C-9
  SECTION 4.   Assets and Liabilities of Series.................   C-9
  SECTION 5.   Ownership and Transfer of Shares.................  C-10
  SECTION 6.   Status of Shares; Limitation of Shareholder
               Liability........................................  C-11
DISTRIBUTIONS AND REDEMPTIONS...................................  C-11
  SECTION 1.   Distributions....................................  C-11
  SECTION 2.   Redemptions......................................  C-11
  SECTION 3.   Determination of Net Asset Value.................  C-12
  SECTION 4.   Suspension of Right of Redemption................  C-12
  SECTION 5.   Redemptions Necessary for Qualification as
               Regulated Investment Company.....................  C-12
SHAREHOLDERS' VOTING POWERS AND MEETINGS........................  C-13
  SECTION 1.   Voting Powers....................................  C-13
  SECTION 2.   Meetings of Shareholders.........................  C-14
  SECTION 3.   Quorum; Required Vote............................  C-14

CONTRACTS WITH SERVICE PROVIDERS................................  C-14
  SECTION 1.   Investment Adviser...............................  C-14
  SECTION 2.   Principal Underwriter............................  C-15
  SECTION 3.   Transfer Agency, Shareholder Services, and
               Administration Agreements........................  C-15
  SECTION 4.   Custodian........................................  C-15
  SECTION 5.   Parties to Contracts with Service Providers......  C-15
EXPENSES OF THE TRUST AND SERIES................................  C-16
LIMITATION OF LIABILITY AND INDEMNIFICATION.....................  C-17
  SECTION 1.   Limitation of Liability..........................  C-17
  SECTION 2.   Indemnification..................................  C-17
  SECTION 3.   Indemnification of Shareholders..................  C-19
MISCELLANEOUS...................................................  C-19
  SECTION 1.   Trust Not a Partnership..........................  C-19
  SECTION 2.   Trustee Action; Expert Advice; No Bond or
               Surety...........................................  C-19
  SECTION 3.   Record Dates.....................................  C-19
  SECTION 4.   Termination of the Trust, Series or Class........  C-20
  SECTION 5.   Reorganization...................................  C-21
  SECTION 6.   Trust Instrument.................................  C-21
  SECTION 7.   Applicable Law...................................  C-21
  SECTION 8.   Amendments.......................................  C-22
  SECTION 9.   Fiscal Year......................................  C-23
  SECTION 10.  Severability.....................................  C-23
  SECTION 11.  Use of the Name "Janus.".........................  C-23

                               JANUS ASPEN SERIES

                     AMENDED AND RESTATED TRUST INSTRUMENT

     This AMENDED AND RESTATED TRUST INSTRUMENT is made on March 18, 2003, by the Trustees, to establish a business trust for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Trust Instrument. The name of the Trust created by this Trust Instrument is Janus Aspen Series.

                                   ARTICLE I

                                  DEFINITIONS

     Unless otherwise provided or required by the context:

          (a) "Advisory Board" refers to the Advisory Board of the Trust established in accordance with Article III, Section 3.

          (b) "Bylaws" means the Bylaws of the Trust adopted by the Trustees, as amended from time to time;

          (c) "Class" means any class of Shares of a Series established pursuant to Article IV;

          (d) "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the 1940 Act;

          (e) "Covered Person" means a person so defined in Article IX, Section
     2;

          (f) "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as amended from time to time;

          (g) "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the 1940 Act;

          (h) "Net Asset Value" means the net asset value of each Series of the Trust, determined as provided in Article V, Section 3;

          (i) "Outstanding Shares" means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust;

          (j) "Series" means a series of Shares established pursuant to Article IV;

          (j) "Shareholder" means a record owner of Outstanding Shares;

          (l) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares);

          (m) "Trust" means Janus Aspen Series established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series;

          (n) "Trustees" means the persons who have signed this Trust Instrument, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder;

          (o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or the Trustees on behalf of the Trust or any Series;

          (p) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                      THE TRUSTEES AND THE ADVISORY BOARD

     SECTION 1.  Management of the Trust.

     The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

     SECTION 2.  Election and Number of Trustees.

     Immediately following adoption of this Amended and Restated Trust Instrument, the Trustees of the Trust shall be the persons signing this Amended and Restated Trust Instrument. The number of Trustees shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least two (2) Trustees. The Shareholders shall elect the Trustees (other than the initial Trustee) on such dates as the Trustees may fix from time to time.

     SECTION 3.  Term of Office of Trustees.

     Each Trustee shall hold office for life or until his successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; (c) any Trustee shall be retired or removed with or without cause at any time upon the unanimous written request of the remaining Trustees; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     SECTION 4.  Vacancies; Appointment of Trustees.

     Whenever a vacancy shall exist, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder.

     SECTION 5.  Temporary Vacancy or Absence.

     Whenever a vacancy in the Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his powers as Trustee for a period not to exceed six (6) months, unless otherwise extended for one or more additional consecutive six (6) month periods, to any other Trustee or Trustees.

     SECTION 6.  Chairman.

     The Trustees shall appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees and Shareholders and shall have such other duties as may be assigned to the Chairman by the Trustees from time to time.

     SECTION 7.  Action by the Trustees.

     The Trustees shall act by majority vote at a meeting duly called (including at a telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of the Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

     SECTION 8.  Ownership of Trust Property.

     The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV, a proportionate undivided beneficial interest in the Trust or Series represented by Shares.

     SECTION 9.  Effect of Trustees Not Serving.

     The death, resignation, retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     SECTION 10.  Trustees, etc. as Shareholders.

     Subject to any restrictions in the Bylaws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

                                  ARTICLE III

                             POWERS OF THE TRUSTEES

     SECTION 1.  Powers.

     The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the Bylaws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

          (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the Trust Property; to invest in obligations, securities and assets of any kind, and without regard to whether they may mature before the possible termination of the Trust; and without limitation to invest all or any part of its cash and other property in securities issued by a registered investment company or series thereof, subject to the provisions of the 1940 Act;

          (b) To operate as and carry on the business of a registered investment company, and exercise all the powers necessary and proper to conduct such a business;

          (c) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

          (d) To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

          (e) To appoint and remove members of the Advisory Board in accordance with the provisions of Section 3 of this Article III.

          (f) To employ as custodian of any assets of the Trust, subject to any provisions herein or in the Bylaws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

          (g) To retain one or more transfer agents and Shareholder servicing agents, or both;

          (h) To provide for the distribution of Shares either through a Principal Underwriter or distributor as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind;

          (i) To set record dates in the manner provided for herein or in the Bylaws;

          (j) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter;

          (k) To sell or exchange any or all of the assets of the Trust, subject to Article X, Section 4;

          (l) To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and to execute and deliver powers of attorney delegating such power to other persons;

          (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (n) To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies;

          (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of
     Article IV;

          (p) To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article IV, Section 4;

          (q) To consent to or participate in any plan for the liquidation, reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held by the Trust;

          (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (s) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;

          (t) To borrow money;

          (u) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper;

          (v) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued; and

          (w) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     SECTION 2.  Certain Transactions.

     Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

     SECTION 3.  Advisory Board.

     The Trustees may from time to time establish an Advisory Board having such rights, responsibilities and other characteristics as shall be specified in a written charter approved by the Trustees.

                                   ARTICLE IV

                            SERIES; CLASSES; SHARES

     SECTION 1.  Establishment of Series or Classes.

     The Trust shall consist of one or more Series. The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof. Each additional Series shall be established by the adoption of a resolution of the Trustees. The Trustees may divide the Shares of any Series into Classes. In such case each Class of a Series shall represent interests in the assets of that Series. The Trustees may designate the relative rights and preferences of the Shares of each Series or Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may change the name of any Series or Class. At any time that there are no shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by a majority vote abolish that Series (or Class) and rescind the establishment and designation thereof.

     SECTION 2.  Shares of Beneficial Interest.

     The beneficial interest in the Trust shall be divided into Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have a par value of $0.001 per Share. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval: to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change

Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 3.  Investment in the Trust.

     The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder's account in the form of full or fractional Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class or (b) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever.

     SECTION 4.  Assets and Liabilities of Series.

     All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the other assets of the Trust and every other Series and are referred to as "assets belonging to" that Series. The assets belonging to a particular Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that particular Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series. No Shareholder or former Shareholder of any particular Series shall have any claim or right to institute suit against the Trust or any Series with respect to any matter that does not directly affect that particular Series.

     SECTION 5.  Ownership and Transfer of Shares.

     The Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.

     SECTION 6.  Status of Shares; Limitation of Shareholder Liability.

     Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Trust Instrument. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Trust Instrument and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

                                   ARTICLE V

                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1.  Distributions

     The Trustees may declare and pay dividends and other distributions from the assets belonging to each Series. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

     SECTION 2.  Redemptions.

     Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less such charges as are determined by the Trustees and described in any required disclosure document. The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

     SECTION 3.  Determination of Net Asset Value.

     The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of the regular trading session on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     SECTION 4.  Suspension of Right of Redemption.

     If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

     SECTION 5. Redemptions Necessary for Qualification as Regulated Investment Company.

     If the Trustees shall determine that direct or indirect ownership of Shares of any Series has or may become concentrated in any person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) refuse to transfer or issue Shares to any person whose acquisition of Shares in question would, in the Trustees' judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article. Shareholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority.

                                   ARTICLE VI

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1.  Voting Powers.

     The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 3(d); (c) any investment advisory or management contract as provided in Article VII, Section 1; (d) the amendment of this Trust Instrument to the extent and as provided in Article X, Section 8; and (e) such additional matters relating to the Trust as may be required or authorized by law, this Trust Instrument, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (b) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such affected Series or Classes shall be entitled to vote thereon. Each holder of Shares of each Series or Class, as applicable, shall be entitled to one vote for each dollar of net asset value (or fractional vote for each fractional dollar of net asset value) of such Shares standing in such Shareholder's name on the books of the Trust on the record date for such vote (with references in this Declaration of Trust to "Shares voted" or Shares "entitled to vote" interpreted as "votes cast" or "votes entitled to be cast"). There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. The Bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Trust Instrument or the Bylaws.

     SECTION 2.  Meetings of Shareholders.

     Special meetings of the Shareholders of any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least two-thirds of the Outstanding Shares of such Series or Class entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting, given as determined by the Trustees.

     SECTION 3.  Quorum; Required Vote.

     One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Trust Instrument or the Bylaws, a majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Trust Instrument or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Outstanding Shares of that Series or Class (or, if required by law, a Majority Shareholder Vote of that Series or Class) voted in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such greater amount as may be required by applicable law) of the Outstanding Shares of the Trust or of such Series or Class, as the case may be.

                                  ARTICLE VII

                        CONTRACTS WITH SERVICE PROVIDERS

     SECTION 1.  Investment Adviser.

     Subject to a Majority Shareholder Vote, the Trustees may enter into one or more investment advisory contracts on behalf of the Trust or any Series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

     SECTION 2.  Principal Underwriter.

     The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of
Section 12 of the 1940 Act, Rule 12b-1 thereunder, and other applicable rules and regulations.

     SECTION 3. Transfer Agency, Shareholder Services, and Administration Agreements.

     The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

     SECTION 4.  Custodian.

     The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series in custody meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to (a) hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) receive and receipt for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) disburse such funds upon orders or vouchers, and (d) employ one or more sub-custodians.

     SECTION 5.  Parties to Contracts with Service Providers.

     The Trustees may enter into any contract referred to in this Article with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom.

     Any contract referred to in Sections 1 and 2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 1 of this Article shall be effective unless assented to in a manner consistent with the requirements of Section 15 of the 1940 Act, and the rules and orders thereunder.

                                  ARTICLE VIII

                        EXPENSES OF THE TRUST AND SERIES

     Subject to Article IV, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the Trust estate or the assets belonging to the particular Series, for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees and members of the Advisory Board; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings and meetings of the Advisory Board; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities. This Article shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE IX

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 1.  Limitation of Liability.

     All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees, members of the Advisory Board or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 2.  Indemnification.

     (a) Subject to the exceptions and limitations contained in subsection (b) below:

          (i) every person who is, or has been, a Trustee, officer, member of the Advisory Board or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred;

          (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

     (e) Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or Bylaws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     SECTION 3.  Indemnification of Shareholders.

     If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any such claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 1.  Trust Not a Partnership.

     This Trust Instrument creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder.

     SECTION 2.  Trustee Action; Expert Advice; No Bond or Surety.

     The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel, members of the Advisory Board or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     SECTION 3.  Record Dates.

     The Trustees may fix in advance a date up to one hundred twenty (120) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares. Any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof.

     SECTION 4.  Termination of the Trust, Series or Class.

     (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each Class thereof.

     (b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute ratably the proceeds to the Shareholders of the Trust or Series involved. Thereupon, any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series or Class shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 4(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series. Alternatively, in connection with the termination of any Class of any Series, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected provided that the costs relating to the termination of such Class may, to the extent consistent with the 1940 Act and other applicable law, be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

     (c) Following completion of winding up of the Trust's business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

     SECTION 5.  Reorganization.

     The Trust, or any one or more Series or Classes, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) organized under the laws of the State of Delaware or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) organized under the laws of the State of Delaware or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized at any time by vote of a majority of the Trustees then in office without the need for shareholder approval. Prior to giving effect to any such authorization, the Trust shall notify the Shareholders of the relevant Series or Class.

     Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     SECTION 6.  Trust Instrument.

     The original or a copy of this Trust Instrument and of each amendment hereto or Trust Instrument supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Trust Instrument or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Trust Instrument. This Trust Instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     SECTION 7.  Applicable Law.

     This Trust Instrument and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of
Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     SECTION 8.  Amendments.

     The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VI, Section 1, (b) to this Section 8, (c) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and (d) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

     SECTION 9.  Fiscal Year

     The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     SECTION 10.  Severability.

     The provisions of this Trust Instrument are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Trust Instrument.

     SECTION 11.  Use of the Name "Janus."

     Janus International Holdings LLC ("JIH") has consented to the use by the Trust and by each Series thereof to the identifying word "Janus" in the name of the Trust and of each Series. Such consent is conditioned upon the Trust's employment of Janus Capital Management LLC as investment adviser to the Trust and to each Series. As between JIH and the Trust, JIH shall control the use of such name insofar as such name contains the identifying word "Janus." JIH may from time to time use the identifying word "Janus" or license the use of the identifying word "Janus" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it or one of its affiliates may manage, advise, sponsor or own or in which it or one of its affiliates may have a financial interest. JIH may require the Trust or any Series to cease using the identifying word "Janus" in the name of the Trust or any Series if the Trust or Series ceases to employ Janus Capital Management LLC or a subsidiary or affiliate thereof as investment adviser.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Trust Instrument as of the date first above written.

---------------------------------       ---------------------------------
Thomas H. Bailey                        James T. Rothe


---------------------------------       ---------------------------------
William F. McCalpin                     William D. Stewart


---------------------------------       ---------------------------------
John W. McCarter, Jr.                   Martin H. Waldinger


---------------------------------
Dennis B. Mullen

Address: 151 Detroit Street
Denver, Colorado 80206

                                   EXHIBIT D

                  NUMBER OF OUTSTANDING SHARES AND NET ASSETS

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of each Fund, as applicable:

                                                  TOTAL NUMBER
                                                   OF SHARES
PORTFOLIO                                         OUTSTANDING    NET ASSETS
---------                                         ------------   ----------
Balanced Portfolio
  Institutional.................................
  Service.......................................
Core Equity Portfolio
  Institutional.................................
  Service.......................................
Flexible Bond Portfolio
  Institutional.................................
  Service.......................................
Foreign Stock Portfolio
  Service.......................................
Forty Portfolio
  Institutional.................................
  Service.......................................
Global Life Sciences Portfolio
  Institutional.................................
  Service.......................................
Global Technology Portfolio
  Institutional.................................
  Service.......................................
  Service II....................................
Growth and Income Portfolio
  Institutional.................................
  Service.......................................
International Growth Portfolio
  Institutional.................................
  Service.......................................
  Service II....................................

                                                  TOTAL NUMBER
                                                   OF SHARES
PORTFOLIO                                         OUTSTANDING    NET ASSETS
---------                                         ------------   ----------
Large Cap Growth Portfolio
  Institutional.................................
  Service.......................................
Mid Cap Growth Portfolio
  Institutional.................................
  Service.......................................
Mid Cap Value Portfolio
  Institutional.................................
  Service.......................................
Money Market Portfolio
  Institutional.................................
Risk-Managed Core Portfolio
  Service Shares................................
Risk-Managed Growth Portfolio
  Service.......................................
Small Company Value Portfolio
  Service.......................................
Worldwide Growth Portfolio
  Institutional.................................
  Service.......................................
  Service II....................................

                                                                       EXHIBIT E

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                          FOR EQUITY AND INCOME FUNDS

                               JANUS ASPEN SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               [     ] PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004, [AS AMENDED JANUARY 1, 2006], between JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the [     ] Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

BALANCED PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

FOREIGN STOCK PORTFOLIO, FORTY PORTFOLIO GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, LARGE CAP GROWTH PORTFOLIO, AND MID CAP GROWTH PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

CORE EQUITY PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

GROWTH AND INCOME PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.62% of the daily closing net asset value of the Fund (1/366 of 0.62% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

FLEXIBLE BOND PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.45% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1, 2007] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Senior
                                           Vice President

                                       JANUS ASPEN SERIES

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                                                       EXHIBIT F

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                           FOR MONEY MARKET PORTFOLIO

                               JANUS ASPEN SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                             MONEY MARKET PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 3rd day of April, 2002, [AS AMENDED JANUARY 1, 2006], between JANUS ASPEN SERIES, a Delaware business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Money Market Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the

Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     2. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the aggregate closing net asset value of the shares of the Fund for each day of such month.

     5. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCM; and

          (b) Rental of offices of the Trust.

     6. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     8. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     9. Term. This Agreement shall continue in effect until [JANUARY 1, 2007], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     10. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCM and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     11. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     12. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     13. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     14. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     15. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       JANUS ASPEN SERIES

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT G

                    PRINCIPAL EXECUTIVE OFFICERS OF JCM AND

                          THEIR PRINCIPAL OCCUPATIONS

                                                                 POSITION(S) WITH ADVISER
NAME                         ADVISER/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                         ------------------------------      ------------------------
Robin C. Beery...........  Janus Capital Group Inc.              Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President

                           The Janus Foundation                  President and Director

                           Janus Services LLC                    President

Gary D. Black............  Janus Capital Group Inc.              Chief Investment Officer,
                                                                 President and Director

                           Janus Capital Management LLC          Chief Investment Officer
                                                                 and President

                           Janus Management Holdings Corp.       Executive Vice President

                           Bay Isle Financial LLC                President

                           Enhanced Investment Technologies,     Working Director
                           LLC

John H. Bluher...........  Janus Capital Group Inc.              General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Public Affairs
                                                                 Officer and Executive
                                                                 Vice President

                           Janus Management Holdings Corp.       General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Services LLC                    Executive Vice President

                           Capital Group Partners, Inc.          Director

                           Enhanced Investment Technologies,     Vice President
                           LLC

Dominic Martellaro.......  Janus Capital Group Inc.              Executive Vice President

                           Janus Capital Management LLC          Executive Vice President

                           Janus Capital Trust Manager Limited   Director

                           Janus Services LLC                    Executive Vice President

                           Janus World Funds                     Director

David R. Martin..........  Janus Capital Group Inc.              Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus International Limited           Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Management Holdings Corp.       Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Services LLC                    Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                                                                 POSITION(S) WITH ADVISER
NAME                         ADVISER/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                         ------------------------------      ------------------------

Steven L. Scheid.........  Janus Capital Group Inc.              Chief Executive Officer,
                                                                 Director and Chairman of
                                                                 the Board

                           Janus Capital Management LLC          Chief Executive Officer

                           Enhanced Investment Technologies,     Working Director
                           LLC

John Zimmerman...........  Janus Capital Group Inc.              Executive Vice President

                           Janus Capital Management LLC          Executive Vice President

                           Enhanced Investment Technologies,     Working Director
                           LLC

                                                                       EXHIBIT H

                    OTHER FUNDS MANAGED BY JCM WITH SIMILAR
                             INVESTMENT OBJECTIVES

     The following table provides information regarding other funds managed by JCM having a similar investment objective as the Funds. The table shows such fund's asset size as of June 30, 2005, the rate of compensation paid to JCM by that fund and whether JCM has contractually agreed to waive or reduce compensation it receives from that fund.

                                                              ANNUAL RATE OF     FEE WAIVERS OR
FUND                         OBJECTIVE         ASSET SIZE      COMPENSATION        REDUCTIONS
----                         ---------         ----------   ------------------   --------------
Equity Funds

Balanced Portfolio...  Seeks long-term          2,248.2                  0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and balanced
                       by current income.

Core Equity
  Portfolio..........  Seeks long-term             10.9                  0.60%       1.20%
                       growth of capital.

Foreign Stock
  Portfolio..........  Seeks long-term             16.7                  0.64%       1.24%
                       growth of capital.

Forty Portfolio......  Seeks long-term            939.9                  0.64%         N/A
                       growth of capital.

Global Life Sciences
  Portfolio..........  Seeks long-term             35.2                  0.64%       1.24%
                       growth of capital.

Global Technology
  Portfolio..........  Seeks long-term            153.8                  0.64%       1.24%
                       growth of capital.

Growth & Income
  Portfolio..........  Seeks long-term            135.4                  0.62%         N/A
                       capital growth and
                       current income.

International Growth
  Portfolio..........  Seeks long-term          1,017.4                  0.64%         N/A
                       growth of capital.

Large Cap Growth
  Portfolio..........  Seeks long-term            910.4                  0.64%         N/A
                       growth of capital in
                       a manner consistent
                       with the preservation
                       of capital.

Mid Cap Growth
  Portfolio..........  Seeks long-term            750.2                  0.64%         N/A
                       growth of capital.

Mid Cap Value
  Portfolio..........  Seeks capital               46.3                  0.64%       1.24%
                       appreciation.

                                                              ANNUAL RATE OF     FEE WAIVERS OR
FUND                         OBJECTIVE         ASSET SIZE      COMPENSATION        REDUCTIONS
----                         ---------         ----------   ------------------   --------------

Risk-Managed Core
  Portfolio..........  Seeks long-term             18.0                  0.50%       1.10%
                       growth of capital.

Risk-Managed Growth
  Portfolio..........  Seeks long-term             10.5                  0.50%       1.10%
                       growth of capital.

Small Company Value
  Portfolio..........  Seeks capital                3.1                  0.74%       1.34%
                       appreciation.

Worldwide Growth
  Portfolio..........  Seeks long-term          1,703.5                  0.60%         N/A
                       growth of capital in
                       a manner consistent
                       with the preservation
                       of capital.


Income Funds

Flexible Bond
  Portfolio..........  Seeks to obtain            329.9     First $300 Million       0.90%
                       maximum total return,                             0.55%
                       consistent with                       Over $300 Million
                       preservation of                                   0.45%
                       capital.


Money Market Funds

Money Market
  Portfolio..........  Seeks maximum current       12.6                  0.25%       0.50%
                       income to the extent
                       consistent with
                       stability of capital.

                                                                       EXHIBIT I

                       FORM OF NEW ADVISORY AGREEMENT FOR
                           WORLDWIDE GROWTH PORTFOLIO

                               JANUS ASPEN SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                           WORLDWIDE GROWTH PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1ST DAY OF JANUARY, 2006], between JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Worldwide Growth Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation. The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule
A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1, 2007], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Senior
                                           Vice President

                                       JANUS ASPEN SERIES

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                   SCHEDULE A

                             PERFORMANCE ADJUSTMENT

     Beginning with the Base Fee payable for January 2006, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Service Shares ("Class") in relation to the cumulative investment record of the Fund's primary benchmark, the MSCI World Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustments. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment of 0.0125% for every 0.50% increment by which the Class outperforms or under performs the Index. The maximum Performance Adjustment (positive or negative) to the Fund is 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average net assets during the relevant month for the Base Fee versus average net assets during the Performance Period for the Performance Adjustment).

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Class will be the sum of:

          (1) the change in the Class's net asset value ("NAV") per share during the Performance Period; plus

          (2) the value of the Class's cash distributions per share accumulated to the end of the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

expressed as a percentage of the Class's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

          (1) the change in the level of the Index during the Performance Period; plus

          (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                                                       EXHIBIT J

                  FORM OF NEW PROPOSED ADVISORY AGREEMENT FOR
                          MID CAP VALUE PORTFOLIO AND
                          RISK-MANAGED CORE PORTFOLIO

                               JANUS ASPEN SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               [     ] PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1ST DAY OF JANUARY, 2006] between JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the [     ] Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

MID CAP VALUE PORTFOLIO:

     (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement;

     (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

     (e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

RISK-MANAGED CORE PORTFOLIO

     (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

     (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

MID CAP VALUE PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A, provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

RISK-MANAGED CORE PORTFOLIO

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.50% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

MID CAP VALUE PORTFOLIO:

     (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

     (b) Rental of offices of the Trust.

RISK-MANAGED CORE PORTFOLIO

     (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM;

     (c) Rental of offices of the Trust; and

     (d) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1, 2007] unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Senior
                                           Vice President

                                       JANUS ASPEN SERIES

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                   SCHEDULE A

                             PERFORMANCE ADJUSTMENT

     Beginning with the Base Fee payable for January 2006, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Service Shares ("Class") in relation to the cumulative investment record of the Fund's primary benchmark, the [RISK-MANAGED CORE PORTFOLIO -- STANDARD & POOR'S 500 INDEX (THE "INDEX")] [MID CAP VALUE PORTFOLIO -- RUSSELL MIDCAP VALUE INDEX (THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustments. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment of 0.01875% for every 0.50% increment by which the Class outperforms or underperforms the Index. The maximum Performance Adjustment (positive or negative) to the Fund is 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average net assets during the relevant month for the Base Fee versus average net assets during the Performance Period for the Performance Adjustment).

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Class will be the sum of:

          (1) the change in the Class's net asset value ("NAV") per share during the Performance Period; plus

          (2) the value of the Class's cash distributions per share accumulated to the end of the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

     expressed as a percentage of the Class's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

          (1) the change in the level of the Index during the Performance Period; plus

          (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                                                       EXHIBIT K

                         FORM OF SUB-ADVISORY AGREEMENT

                          RISK-MANAGED CORE PORTFOLIO
                        (A SERIES OF JANUS ASPEN SERIES)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the [January 2006], by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and ENHANCED INVESTMENT TECHNOLOGIES, LLC, a Delaware limited liability company ("INTECH").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Aspen Series, a Delaware statutory trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Risk-Managed Core Portfolio, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Duties of INTECH. Janus hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

          (a) INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

          (b) INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

          (c) INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

          (d) INTECH shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

          (e) INTECH shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

          (f) At such times as shall be reasonably requested by the Trustees or Janus, INTECH shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

          (g) INTECH will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by INTECH to Janus, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by Janus.

     2. Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to INTECH copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

          (a) To keep INTECH continuously and fully informed (or cause the custodian of the Fund's assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

     4. Compensation. Janus shall pay to INTECH for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.26% of the average daily net assets of the Fund, plus or minus one-half of any performance adjustment paid to or incurred by Janus pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Janus. Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

     6. Representations of INTECH. INTECH hereby represents, warrants and covenants to Janus as follows:

          (a) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and
     (v) will immediately notify Janus of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH's ability to fulfill its obligations under this Agreement.

          (b) INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to Janus that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, INTECH shall permit Janus, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH's code of ethics.

          (c) INTECH has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

     7. Representations of Janus. Janus hereby represents, warrants and covenants to INTECH as follows:

          (a) Janus (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.

          (b) Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

          (c) Janus has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

     8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until [January 1, 2007] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [January 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by Janus or by INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

     10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     13. Limitation of Liability of INTECH. Janus will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "INTECH" shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

     14. Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

     15. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

     16. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

          (a) To Janus at:

              Janus Capital Management LLC
              151 Detroit Street
              Denver, Colorado 80206
              Attention: General Counsel
              Phone: (303) 333-3863
              Fax: (303) 316-5728

          (b) To INTECH at:

              Enhanced Investment Technologies, LLC
              2401 PGA Boulevard, Suite 200
              Palm Beach Gardens, Florida 33410
              Attention: President
              Phone: (561) 775-1100
              Fax: (561) 775-1150

          (c) To the Trust at:

              Janus Aspen Series
              151 Detroit Street
              Denver, Colorado 80206
              Attention: General Counsel
              Phone: (303) 333-3863
              Fax: (303) 316-5728

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

     18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       ENHANCED INVESTMENT
                                       TECHNOLOGIES, LLC

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT L

                   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS
                                   OF INTECH

                              SUBADVISER/ AFFILIATED   POSITION(S) WITH SUBADVISER OR
NAME                               ENTITY NAME               AFFILIATED ENTITY
----                          ----------------------   ------------------------------
E. Robert Fernholz..........  Enhanced Investment      Chief Investment Officer,
                              Technologies, LLC        Executive Vice President and
                                                       Working Director

Robert A. Garvy.............  Enhanced Investment      Chief Executive Officer,
                              Technologies, LLC        President and Working Director

David E. Hurley.............  Enhanced Investment      Chief Operating Officer and
                              Technologies, LLC        Executive Vice President

Gary D. Black...............  Enhanced Investment      Working Director
                              Technologies, LLC

John H. Bluher..............  Enhanced Investment      Vice President
                              Technologies, LLC

Steven L. Scheid............  Enhanced Investment      Working Director
                              Technologies, LLC

John Zimmerman..............  Enhanced Investment      Working Director
                              Technologies, LLC

                                                                       EXHIBIT M

                         5% BENEFICIAL OWNERS OF SHARES

     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of any Portfolio.

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------
Balanced Portfolio --
  Institutional Shares.........  NY Life Distributors              31,070,915     45.76%
                                 169 Lackawanna Ave.
                                 Parsippany, NJ 07054-1007

                                 GE Life & Annuity Company         12,135,568     17.87%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Kemper Investors Life Insurance   4,505,007       6.64%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                 Annuity Investors Life            3,522,799       5.19%
                                 Insurance Co.
                                 PO Box 5423
                                 Cincinnati, OH 45201-5423

Balanced Portfolio --
  Service Shares...............  GE Life & Annuity Company         5,011,855      24.18%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 NY Life Distributors              3,438,953      16.59%
                                 169 Lackawanna Ave.
                                 Parsippany, NJ 07054-1007

                                 Ohio National Life Insurance      2,470,101      11.92%
                                 Co.
                                 PO Box 237
                                 Cincinnati, OH 45201-0237

                                 Lincoln Life                      2,060,077       9.94%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

                                 Travelers Insurance Co.           1,545,892       7.46%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 Travelers Life & Annuity          1,132,721       5.46%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

Core Equity Portfolio --
  Institutional Shares.........  Western Reserve Life                522,930      90.42%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

                                 Great West Life & Annuity            54,996       9.51%
                                 8515 E. Orchard Road
                                 Englewood, CO 80111-5002

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

Core Equity Portfolio --
  Service Shares...............  Principal Life Insurance             37,825      83.65%
                                 Company
                                 711 High Street
                                 Des Moines, IA 50392-0001

                                 Principal Life Insurance              7,392      16.35%
                                 Company
                                 711 High Street
                                 Des Moines, IA 50392-0001

Flexible Bond Portfolio --
  Institutional Shares.........  AUL Group                         7,206,126      28.65%
                                 PO Box 1995
                                 Indianapolis, IN 46206-9102

                                 GE Life & Annuity Company         3,915,619      15.57%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Great West Life & Annuity         2,217,097       8.81%
                                 8515 E. Orchard Road
                                 Englewood, CO 80111-5002

                                 Lincoln Benefit Life              2,135,670       8.49%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506

                                 Great West Life & Annuity         1,588,548       6.32%
                                 8515 E. Orchard Road
                                 Englewood, CO 80111-5002

                                 AUL American Investment Trust     1,470,320       5.85%
                                 PO Box 1995
                                 Indianapolis, IN 46206-9102

                                 AUL Individual Variable Annuity   1,438,441       5.72%
                                 One American Square, Box 1995
                                 Indianapolis, IN 46282-0020

Flexible Bond Portfolio --
  Service Shares...............  Mony Life Insurance Company       1,277,084      47.48%
                                 1740 Broadway #MD6-36
                                 New York, NY 10019-4315

                                 Lincoln Life                        489,037      18.18%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

                                 Guardian Insurance & Annuity        309,561      11.51%
                                 Co. Inc.
                                 3900 Burgess Place
                                 Bethlehem, PA 18017-9097

                                 Principal Life Insurance            209,654       7.79%
                                 Company
                                 711 High Street
                                 Des Moines, IA 50392-0001

                                 Mony Life Insurance Company         170,069       6.32%
                                 1740 Broadway #MD6-26
                                 New York, NY 10019-4315

Foreign Stock Portfolio --
  Service Shares...............  Lincoln Benefit Life                787,792      70.31%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

                                 Lincoln Benefit Life                329,633      29.42%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

Forty Portfolio --
  Institutional Shares.........  Life of Virginia                  5,283,371      25.62%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Connecticut Mutual Life           2,749,558      13.33%
                                 Insurance Co.
                                 1295 State Street
                                 Springfield, MA 01111-0001

                                 Charles Schwab & Co. Inc.         1,754,923       8.51%
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 Delaware Charter Guarantee        1,684,822       8.17%
                                 Trust
                                 711 High Street
                                 Des Moines, IA 50392-0001

                                 Mony America                      1,276,098       6.19%
                                 1740 Broadway, Suite 635
                                 New York, NY 10019-4315

Forty Portfolio -- Service
  Shares.......................  Nationwide Insurance Co.          9,013,995      52.61%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Minnesota Life                    2,031,604      11.86%
                                 400 N. Robert Street
                                 St. Paul, MN 55101

                                 Nationwide Insurance Co.          1,536,609       8.97%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Nationwide Insurance Co.          1,502,110       8.77%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 GE Life & Annuity Company           981,776       5.73%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

Global Life Sciences
  Portfolio -- Institutional
  Shares.......................  Western Reserve Life                424,967     100.00%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

Global Life Sciences
  Portfolio -- Service
  Shares.......................  GE Life & Annuity Company         2,097,728      56.42%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Travelers Insurance Co.           1,076,740      28.96%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 Travelers Life & Annuity            524,603      14.11%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

Global Technology Portfolio --
  Institutional Shares.........  Western Reserve Life                785,088      93.17%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

Global Technology Portfolio --
  Service II Shares............  Nationwide Insurance Co.          5,077,927      78.43%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Nationwide Insurance Co.          1,330,752      20.55%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

Global Technology Portfolio --
  Service Shares...............  Nationwide Insurance Co.          12,116,431     33.54%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 IDS Life Insurance Corp.          8,181,722      22.65%
                                 125 AXP Financial Center
                                 Minneapolis, MN 55474-0001

                                 Nationwide Insurance Co.          3,555,305       9.84%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 GE Life & Annuity Company         3,467,673       9.60%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Travelers Insurance Co.           2,929,762       8.11%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

Growth and Income Portfolio --
  Institutional Shares.........  Jefferson National Life             648,231      33.59%
                                 Insurance
                                 9920 Corporate Campus Dr.,
                                 Suite 1000
                                 Louisville, KY 40223-4051

                                 Western Reserve Life                612,112      31.72%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

                                 Great West Life & Annuity           369,285      19.13%
                                 8515 E. Orchard Road
                                 Englewood, CO 80111-5002

                                 Great West Life & Annuity           138,422       7.17%
                                 8515 E. Orchard Road
                                 Englewood, CO 80111-5002

Growth and Income Portfolio --
  Service Shares...............  Allmerica Financial Life          2,139,043      65.98%
                                 Insurance & Annuity Co.
                                 440 Lincoln Street
                                 Worcester, MA 01653-0002

                                 Travelers Insurance Co.             490,148      15.12%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

                                 Travelers Life & Annuity            338,184      10.43%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 First Allmerica Financial Life      168,572       5.20%
                                 Insurance
                                 440 Lincoln Street
                                 Worcester, MA 01653-0002

International Growth
  Portfolio -- Institutional
  Shares.......................  Pruco Life Insurance Co. of       5,659,675      34.99%
                                 Arizona
                                 100 Mulberry Street
                                 Newark, NJ 07102-4056

                                 GE Life & Annuity Company         3,497,107      21.62%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Realistar Life Insurance Co.      1,911,889      11.82%
                                 PO Box 20, Rte. 3806
                                 Minneapolis, MN 55440-0020

International Growth
  Portfolio -- Service II
  Shares.......................  Nationwide Insurance Co.          2,133,571      78.46%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Nationwide Insurance Co.            553,059      20.34%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

International Growth
  Portfolio -- Service
  Shares.......................  IDS Life Insurance Corp.          4,754,081      26.13%
                                 125 AXP Financial Center
                                 Minneapolis, MN 55474-0001

                                 Nationwide Insurance Co.          3,961,052      21.77%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Minnesota Life                    1,831,244      10.06%
                                 400 N. Robert Street
                                 St. Paul, MN 55101

                                 Nationwide Insurance Co.          1,340,042       7.36%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

Large Cap Growth Portfolio --
  Institutional Shares.........  Pruco Life Insurance Co. of       9,205,165      24.94%
                                 Arizona
                                 100 Mulberry Street
                                 Newark, NJ 07102-4056

                                 GE Life & Annuity Company         8,545,812      23.15%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Kemper Investors Life Insurance   2,559,097       6.93%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

                                 Jefferson National Life           1,976,340       5.35%
                                 Insurance
                                 9920 Corporate Campus Dr.,
                                 Suite 1000
                                 Louisville, KY 40223-4051

Large Cap Growth Portfolio --
  Service Shares...............  Allmerica Financial Life          2,227,990      27.91%
                                 Insurance & Annuity Co.
                                 440 Lincoln Street
                                 Worcester, MA 01653-0002

                                 Lincoln Life                      2,163,948      27.11%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

                                 Pruco Life Insurance Co. of       1,165,594      14.60%
                                 Arizona
                                 100 Mulberry Street
                                 Newark, NJ 07102-4056

                                 Ohio National Life Insurance      1,051,737      13.18%
                                 Co.
                                 PO Box 237
                                 Cincinnati, OH 45201-0237

                                 GE Life & Annuity Company           726,332       9.10%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

Mid Cap Growth Portfolio --
  Institutional Shares.........  GE Life & Annuity Company         4,823,184      25.39%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Kemper Investors Life Insurance   2,157,983      11.36%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                 Lincoln Benefit Life              1,239,576       6.52%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                 Jefferson National Life           1,224,088       6.44%
                                 Insurance
                                 9920 Corporate Campus Dr.,
                                 Suite 1000
                                 Louisville, KY 40223-4051

                                 Lincoln Benefit Life              1,190,261       6.26%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                 Western Reserve Life              1,182,117       6.22%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

                                 Mony America                      1,042,287       5.49%
                                 1740 Broadway, Suite 635
                                 New York, NY 10019-4315

                                 Annuity Investors Life            1,017,528       5.36%
                                 Insurance Co.
                                 PO Box 5423
                                 Cincinnati, OH 45201-5423

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

                                 Delaware Charter Guarante Trust     980,696       5.16%
                                 711 High Street
                                 Des Moines, IA 50392-0001

Mid Cap Growth Portfolio --
  Service Shares...............  Lincoln Life                      1,774,793      18.97%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

                                 IDS Life Insurance Corp.          1,607,213      17.18%
                                 125 AXP Financial Center
                                 Minneapolis, MN 55474-0001

                                 Travelers Insurance Co.           1,356,898      14.50%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 Travelers Life & Annuity          1,032,840      11.04%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 PFL Life Insurance Company          674,647       7.21%
                                 4333 Edgewood Road NE
                                 Cedar Rapids, IA 52499-0001

                                 Principal Financial Group           650,110       6.95%
                                 711 High Street
                                 Des Moines, IA 50392-0001

                                 GE Life & Annuity Company           559,382       5.98%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

Mid Cap Value Portfolio --
  Institutional Shares.........  Western Reserve Life                696,420     100.00%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

Mid Cap Value Portfolio --
  Service Shares...............  Nationwide Insurance Co.            699,242      26.45%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Lincoln Benefit Life                695,078      26.29%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                 PFL Life Insurance Company          247,093       9.35%
                                 4333 Edgewood Road NE
                                 Cedar Rapids, IA 52499-0001

                                 Kemper Investors Life Insurance     227,138       8.59%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                 PFL Life Insurance Company          191,823       7.26%
                                 4333 Edgewood Road NE
                                 Cedar Rapids, IA 52499-0001

                                 Travelers Life & Annuity            182,659       6.91%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

                                 Mony Life Insurance Co. of          140,154       5.30%
                                 America
                                 1740 Broadway, Suite 635
                                 New York, NY 10019-4315

Money Market Portfolio --
  Institutional Shares.........  Western Reserve Life              12,534,132    100.00%
                                 PO Box 5068
                                 Clearwater, FL 33758-5068

Risk-Managed Core Portfolio --
  Service Shares...............  Nationwide Insurance Co.            292,408      23.91%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Lincoln Benefit Life                286,013      23.38%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                 Nationwide Insurance Co.            178,063      14.56%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Nationwide Insurance Co.             76,808       6.28%
                                 PO Box 182029
                                 Columbus, OH 43218-2029

Small Company Value
  Portfolio -- Service
  Shares.......................  Kemper Investors Life Insurance     321,013      72.53%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                 Lincoln Benefit Life                 44,164       9.98%
                                 2940 S. 84th Street
                                 Lincoln, NE 68506-4142

                                 Federal Kemper Life Assurance        23,168       5.23%
                                 2500 Westfield Drive
                                 Elgin, IL 60123-7836

Worldwide Growth Portfolio --
  Institutional Shares.........  NY Life Distributors              14,744,955     26.49%
                                 169 Lackawanna Avenue
                                 Parsippany, NJ 07054-1007

                                 Life of Virginia                  7,293,313      13.10%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Lincoln Life                      6,116,912      10.99%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

                                 AUL Group                         3,737,369       6.71%
                                 PO Box 1995
                                 Indianapolis, IN 46206-9102

                                 Kemper Investors Life Insurance   3,388,653       6.09%
                                 Co.
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040-2837

                                       NAME AND ADDRESS OF         NUMBER OF    PERCENTAGE
NAME OF PORTFOLIO AND CLASS             BENEFICIAL OWNER             SHARES      OF CLASS
---------------------------            -------------------         ----------   ----------

Worldwide Growth Portfolio --
  Service Shares...............  PFL Life Insurance Company        1,138,921      15.48%
                                 4333 Edgewood Road NE
                                 Cedar Rapids, IA 52499-0001

                                 NY Life Distributors              1,009,452      13.72%
                                 169 Lackawanna Avenue
                                 Parsippany, NJ 07054-1007

                                 Travelers Life & Annuity            947,511      12.88%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 GE Life & Annuity Company           709,684       9.65%
                                 6610 W. Broad Street
                                 Richmond, VA 23230-1702

                                 Ohio National Life Insurance        676,029       9.19%
                                 Co.
                                 PO Box 237
                                 Cincinnati, OH 45201-0237

                                 PFL Life Insurance Company          467,697       6.36%
                                 4333 Edgewood Road NE
                                 Cedar Rapids, IA 52499-0001

                                 Travelers Insurance Co.             459,050       6.24%
                                 1 Tower Square #6MS
                                 Hartford, CT 06183-0001

                                 Lincoln Life                        388,349       5.28%
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802-3518

     To the knowledge of the Portfolios, no person beneficially owns 25% or more of a class of shares of any Portfolio. Entities shown herein that own 25% or more of a class of a Portfolio, unless otherwise indicated, are not the beneficial owners of such shares.

                                                                       EXHIBIT N

                                 LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG") and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited, to the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above). In the fund investor class action, the Court dismissed all claims except one claim under Section 10(b) of the Securities Exchange Act of 1934 and one claim under Section 36(b) of the Investment Company Act of 1940.

The state-law claims were dismissed with leave to amend; all other claims were dismissed without leave to amend. In the fund derivative action, the court dismissed all claims except one claim under Section 36(b) of the Investment Company Act of 1940. All other claims were dismissed without leave to amend.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act and requesting certain monetary penalties, among other relief. Janus Capital has removed this case to federal court and has requested that it transfer to the District of Maryland for coordination with the lawsuits described above.

     In addition to the "market timing" actions described above, one consolidated civil lawsuit is pending in the U.S. District Court for the District of Colorado against Janus Capital, challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The consolidated amended complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

     A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

[JANUS LOGO]

151 Detroit Street
Denver, Colorado 80206-4928

                                            FORM OF
                                            JANUS ASPEN SERIES

                                            THIS PROXY IS BEING SOLICITED BY THE
                                                  TRUSTEES OF JANUS ASPEN SERIES


This Proxy shall be voted on the Proposals described in the accompanying Proxy Statement as specified below. The undersigned hereby appoints Kelley A. Howes, Girard C. Miller and Jesper Nergaard, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on November 22, 2005 at 10:00 a.m. Mountain Time and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

To vote by Telephone

1)   Read the Proxy Statement and have this proxy card at hand.

2)   Call ________________.

3) Enter the control number on this proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have this proxy card at hand.

2)   Go to www.proxyvote.com.

3) Enter the control number on this proxy card and follow the simple instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on this proxy card.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.








TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:                  KEEP THIS PORTION FOR YOUR RECORDS

                                                                       DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[PORTFOLIO]

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

1.   ELECTION OF TRUSTEES

                                    For     Withhold    For All         To withhold authority to vote, mark
                                    All     All         Except          "For All Except" and write the
                                                                        nominee's number on the line
                                                                        below.

         01) Jerome S. Contro
         02) William F. McCalpin
         03) John W. McCarter, Jr.
         04) Dennis B. Mullen
         05) James T. Rothe
         06) William D. Stewart
         07) Martin H. Waldinger
         08) Linda S. Wolf
         09) Thomas H. Bailey
                                    [ ]      [ ]         [ ]
                                                                        -----------------------------------

                                                              FOR               AGAINST            ABSTAIN

2.   APPROVAL OF AMENDMENTS TO THE TRUST'S AMENDED            [ ]               [ ]                [ ]
     AND RESTATED TRUST INSTRUMENT

3.   APPROVAL OF ELIMINATION OF A FUNDAMENTAL                 [ ]               [ ]                [ ]
     INVESTMENT POLICY FOR  FLEXIBLE BOND PORTFOLIO

4.    INVESTMENT ADVISORY AGREEMENT

(a)  Approve Amendments to a Fund's Investment Advisory       [ ]               [ ]                [ ]
     Agreement Between JCM on Behalf of Certain Funds

(b)  Approve New Investment Advisory Agreement Between        [ ]               [ ]                [ ]
     JCM and the Trust on Behalf of Certain Funds that
     Would Introduce a Performance Incentive Investment
     Advisory Fee Structure for the Funds

5.   APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN JCM,        [ ]               [ ]                [ ]
     ON BEHALF OF RISK-MANAGED CORE PORTFOLIO, AND
     INTECH THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE
     SUBADVISORY FEE STRUCTURE


If you sign, date and return this Proxy but do not fill in a box above, we will vote your shares "FOR" that Proposal.

Note: Please sign exactly as your name appears on the Proxy. If you are signing this Proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



----------------------------------       ----                           ------------------------           ----
Signature (PLEASE SIGN WITHIN BOX)       Date                           Signature (Joint Owners)           Date